Exhibit 4.2

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of June 18, 2009, by and among Force10 Networks, Inc. (formerly, Turin Networks, Inc.), a Delaware corporation (the “Company”), John W. Webley (the “Founder”), Silicon Valley Bank (“SVB”), AEI, holders of Common Stock previously issued as Conversion Stock upon conversion of shares of any series of Preferred Stock of the Company (the “Common Holders”), the persons and entities who currently hold Preferred Stock of the Company and are currently parties to the Investors’ Rights Agreement (the “Existing Purchasers”) and certain new investors who received shares of Company Preferred Stock pursuant to the terms and conditions of that certain Agreement and Plan of Reorganization by and among the Company, Titan1 Acquisition Corp. (the “Merger Sub”), and the entity formerly known as Force10 Networks, Inc. (“Force10”), dated December 31, 2008, as amended (the “Merger Agreement”), and who deliver an executed signature page to this Agreement by July 1, 2009 (the “New Purchasers”), listed on the Schedule of Purchasers attached hereto as Exhibit A (the Existing Purchasers and the New Purchasers are collectively hereinafter referred to as the “Purchasers”).

RECITALS

WHEREAS, the Company, the Merger Sub and Force10 have entered into the Merger Agreement pursuant to which the Merger Sub merged with and into Force10, with Force10 surviving the merger as a wholly-owned subsidiary of the Company, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, pursuant to the Merger Agreement, the persons and entities who received Preferred Stock in connection with the Merger are entitled to become parties to the Agreement as Purchasers;

WHEREAS, the Company, the Founder, SVB, AEI, the Existing Purchasers and the Common Holders are parties to that certain Amended and Restated Investors’ Rights Agreement made and entered into as of March 31, 2009 (the “Investors’ Rights Agreement”);

WHEREAS, concurrently herewith certain Purchasers (the “Investing Purchasers”) and the Company are entering into a Series B Preferred Stock Purchase Agreement and Series A Preferred Stock Exchange Agreement of even date herewith (the “Purchase Agreement”), pursuant to which the Investing Purchasers are purchasing from the Company shares of its Series B Preferred Stock;

WHEREAS, the obligations of the Company and the Purchasers under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company, the Founder, the Investing Purchasers and such other purchasers necessary to amend the Investors’ Rights Agreement; and

WHEREAS, in consideration of the Company’s sale and issuance, and the Investing Purchasers’ purchase, of the Series B Preferred Stock, the parties hereto wish to grant to the Investing Purchasers the rights set forth herein and to observe the obligations set forth herein, which rights and obligations shall supersede those set forth in the Investors’ Rights Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company, the Founder and the Purchasers hereby agree to amend and restate the Investors’ Rights Agreement as set forth herein, and the parties hereto agree as follows:

AGREEMENT

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“AEI” means Advanced Equities, Inc.

“Change of Control Transaction” means (i) a merger or consolidation of the Company with or into any other corporation or business entity other than a merger or consolidation in which the holders of the Company’s voting securities as constituted immediately prior thereto continue to hold after such merger or consolidation at least fifty percent (50%) of the voting securities of the Company or surviving entity immediately after such merger or consolidation, or (ii) the sale, lease or other disposition by the Company of all or substantially all of the Company’s assets in one transaction or a series of related transactions.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Conversion Stock” means the Company’s Common Stock issuable or issued pursuant to conversion of the Preferred Stock, and those shares of Common Stock issued before the date of this Agreement to parties to the Investors’ Rights Agreement holding “Registrable Securities” as defined in that agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” means (i) any Purchaser holding Registrable Securities and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been granted or transferred in accordance with Section 6 hereof.

“Initiating Holders” means any Holder or Holders who, in the aggregate, hold at least fifty percent (50%) of the Registrable Securities then outstanding.

“Initial Public Offering” shall mean the first registered offering of the Company’s Common Stock for the account of the Company to the public pursuant to a registration statement declared effective by the Commission pursuant to the Securities Act.

“Preferred Stock” shall mean the Series A Preferred, Series A-1 Preferred and Series B Preferred, collectively.

“Purchasers” shall have the meaning set forth in the preamble of this Agreement.

2

“Registrable Securities” shall mean (i) the Conversion Stock, (ii) shares of Common Stock issued or issuable upon exercise of any warrants held by any Purchasers or any of their affiliates, (iii) shares of Common Stock issued or issuable upon exercise of any warrants held by SVB for purposes of Sections 3.2 through 3.10, 4, 6, 9 and 10 of the Agreement (in all cases only to the extent related to a registration pursuant to Sections 3.2 and 3.3 of the Agreement; provided, that obligations of SVB under Section 4 of the Agreement exist independently of any registration under Sections 3.2 or 3.3 of the Agreement), and shares of Common Stock issued or issuable upon exercise of any warrants held by AEI for purposes of Sections 3.1 through 3.10, 4, 6, 9 and 10 of the Agreement (in all cases only to the extent related to a registration pursuant to Sections 3.1, 3.2 and 3.3 of the Agreement; provided, that obligations of AEI under Section 4 of the Agreement exist independently of any registration under Sections 3.1, 3.2 or 3.3 of the Agreement), and (iv) shares of Common Stock issued or issuable pursuant to securities issued with respect to or in exchange for the Preferred Stock upon any stock split, stock dividend, combination, recapitalization, or similar event; provided, however, that Registrable Securities shall not include any (a) shares of Common Stock which may be sold pursuant to an effective registration statement, (b) shares of Common Stock which have previously been sold to the public, (c) securities which would otherwise be Registrable Securities held by a Holder who is then permitted to sell all of such Holder’s securities within any three (3) month period following the Initial Public Offering pursuant to Rule 144, (d) securities which have been sold in a private transaction in which the transferor’s registration rights under this Agreement are not assigned pursuant to Section 6 hereof, or (e) securities acquired during or after an Initial Public Offering.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 3.1, 3.2 and 3.3 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any regular or special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and excluding fees and expenses of legal counsel for the Holders of Registrable Securities).

“Restricted Securities” shall mean the securities of the Company required to bear the legends set forth in Section 9.2 of this Agreement.

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any successor rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Series A Preferred” shall mean the shares of the Company’s Series A Preferred Stock, $0.0001 par value per share.

3

“Series A-1 Preferred” shall mean the shares of the Company’s Series A-1 Preferred Stock, $0.0001 par value per share.

“Series B Preferred” shall mean the shares of the Company’s Series B Preferred Stock, $0.0001 par value per share.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of a single counsel for any Holder.

2. Information Rights.

2.1 Financial Information. So long as a Purchaser (and its affiliates and transferees) holds at least 12,800 shares of the Preferred Stock, Conversion Stock or a combination thereof (each, on an as-converted to common stock basis, as adjusted for recapitalizations, stock combinations, stock dividends, stock splits and the like) (a “Major Purchaser”), the Company will provide to such Major Purchasers the following information:

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a balance sheet, statements of operations and cash flow for such fiscal year and an operating budget for the next fiscal year. The year-end financial reports shall be in reasonable detail, shall be prepared in accordance with generally accepted accounting principles (“GAAP”), and shall be audited and certified by independent public accountants of national standing selected by the Company;

(b) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and any business plan for the next fiscal year, prepared on a monthly basis;

(c) within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year, an unaudited statement of operations, cash flows and balance sheet for and as of the end of such quarter, in reasonable detail and prepared in accordance with GAAP (but excluding financial statement footnotes otherwise required by GAAP), subject to year end audit adjustments; and

(d) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP (with the exception that such financial statements do not include footnotes otherwise required by GAAP) consistently applied with prior periods and fairly present the financial condition of the Company and its results of operations for the period specified, subject to year-end audit adjustments.

2.2 Inspection. The Company shall permit each Major Purchaser, at such individual’s expense, to visit and inspect the Company’s properties, examine its books and records and to discuss the Company’s affairs, finances and accounts with its officers, at all such reasonable times as may be requested by such individual; provided, however, that the Company shall not be required to comply with this Section 2.2 in respect to any Major Purchaser whom the Company reasonably determines to be a competitor of the Company, or an officer, employee, director or stockholder of such competitor; provided, further, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably

4

considers to be a trade secret or similar confidential information. For purposes of this Section 2.2 and Section 2.4, below only, neither Motorola, Inc. nor its affiliates shall be deemed to be a competitor of the Company, unless a majority of the Board of Directors of the Company (the “Board”) reasonably determines in good faith, based on acquisition, new product development, or similar event that occurs after the effective date of this Agreement (other than an event pursuant to agreements or arrangements between the Company and Motorola), that Motorola or its affiliates has become a direct competitor of the Company with respect to a material portion of the Company’s business.

2.3 Assignment of Rights to Financial Information. The rights to receive information pursuant to Sections 2.1 and 2.2 may be assigned or otherwise conveyed by any Major Purchaser or subsequent transferee of shares of Preferred Stock or Conversion Stock only to an affiliate or to a transferee who acquires at least 12,800 shares of Preferred Stock, Conversion Stock or a combination thereof (each, on an as-converted to common stock basis, as adjusted for recapitalizations, stock combinations, stock dividends, stock splits and the like); provided, however, that the transferee of such rights is not deemed by a majority of the Board, in its reasonable judgment and sole discretion, to be a direct competitor of the Company. Upon request of a Major Purchaser, the Board will promptly (in no event later than five (5) business days after such request) inform such Major Purchaser if it deems a potential assignee to be a competitor of the Company.

2.4 Confidential Information. Each Purchaser and any successor or assign of such Purchaser who receives from the Company or its agents, directly or indirectly, any information that the Company has not made generally available to the public, pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of this Section 2, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its investment in the Company, and further agrees that it will not use or disseminate such information to any person other than its accountant, investment advisor, general or limited partners, members of limited liability companies controlled by them or attorney and that such dissemination shall be only for purposes of evaluating its investment. The Company shall not be required to comply with any provision of Sections 2.1(c), or 2.2 in respect to any Purchaser (subject to the last sentence of Section 2.2) whom a majority of the Board reasonably determines to be a direct competitor of the Company, or an officer, employee, director or stockholder of such competitor.

2.5 Termination of Covenants. The rights set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier of (a) the closing of the Initial Public Offering, or on the date the Company otherwise becomes subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act, or (b) the closing of a Change of Control Transaction.

3. Registration Rights.

3.1 Requested Registration.

(a) If at any time after the earlier of (i) three (3) years after the date of the Agreement or (ii) one (1) year after the consummation of the Initial Public Offering, the Company shall receive a written request from Initiating Holders that the Company effect any registration with respect to shares of Registrable Securities, the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

5

(ii) as soon as practicable, use commercially reasonable efforts to effect such registration as part of a firm commitment underwritten public offering (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request by delivering a written notice to such effect to the Company within twenty (20) days after the date of delivery of such written notice by the Company pursuant to subsection (i) above.

Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect or complete any such registration pursuant to this Section 3.1:

(A) if the Registrable Securities proposed to be registered may be registered immediately on Form S-3 pursuant to Section 3.3 below;

(B) unless the requested registration would have an aggregate offering price of all Registrable Securities sought to be registered by all Holders, net of underwriting discounts and commissions, exceeding $10,000,000;

(C) during the period that begins sixty (60) days before the Company’s good faith estimate of the filing of, and that ends one hundred eighty (180) days immediately following the effective date of, any registration statement pertaining to any securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); provided, however, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(D) after the Company has effected two (2) registrations pursuant to this Section 3.1(a) and such registrations have been declared or ordered effective;

(E) within twelve (12) months after the Company has effected such a registration pursuant to this Section 3.1(a), and such registration has been declared or ordered effective; or

(F) if the Company furnishes to the Initiating Holders a certificate signed by the President or Chief Executive Officer of the Company (i) giving notice of its bona fide intention to effect within sixty (60) days, the filing of a registration statement (other than a registration of securities pursuant to Form S-4 or Form S-8 or otherwise with respect to an employee benefit plan) (provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective) including for the Company’s first registered public offering of its Common Stock with the Commission whereupon such requested registration shall be accomplished pursuant to Section 3.2 hereof, or (ii) stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its

6

stockholders for a registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement. In such case, the Company’s obligation to use its commercially reasonable efforts to register, qualify or comply under this Section 3.1(a) shall be deferred one or more times each for a period not to exceed 180 days from the receipt of the request to file such registration by such Initiating Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve-month period.

Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

(b) Underwriting. In the event of a registration pursuant to Section 3.1, the Company shall advise the Holders as part of the notice given pursuant to Section 3.1(a)(i) that the right of any Holder to participate in such registration pursuant to Section 3.1 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 3.1, and the inclusion of such Holder’s Registrable Securities in the underwriting, subject to the limitations set forth below. The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following priority:

(i) first, among all Holders of Registrable Securities (pro rata among such selling Holders on the basis of the respective amounts of Registrable Securities held by all such selling Holders); provided, however, the aggregate number of Registrable Securities that may be included in such registration may be limited by such managing underwriter; (A) in the case of the Initial Public Offering, only to an amount no less than thirty-three percent (33%) of the total number of shares included in such registration and pro rata among Holders of Registrable Securities on the basis of Registrable Securities held by all such Holders, and (B) in the case of any other offering, only to an amount no less than sixty-six percent (66%) of the total number of shares included in such registration and pro rata among Holders of Registrable Securities on the basis of Registrable Securities held by all such Holders. For purposes of the preceding parenthetical concerning apportionment, for any Holder of Registrable Securities that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the relative amount of Registrable Securities owned by such related entities and individuals;

(ii) second, any securities which the Company desires to sell for its own account; and

7

(iii) third, among all other stockholders of the Company having registration rights (other than a Holder); provided, however, that no securities held by such stockholders shall be included in the registration to the extent that the number of Registrable Securities requested by the Holders to be included in such registration are limited pursuant to Section 3.1(b)(i) above.

The Company shall so advise all Holders requesting to be included in the registration and underwriting of the number of shares of Registrable Securities that may be included in the registration and the underwriting shall be allocated among all Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the shares of Registrable Securities included in the registration and underwriting shall be reallocated among the remaining Holders of Registrable Securities requesting to be included in the registration and underwriting.

3.2 Company Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of stockholders other than the Holders, other than (I) a registration relating solely to employee benefit plans, (II) a registration relating solely to a Rule 145 transaction, or (III) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

(i) promptly give written notice thereof to each Holder; and

(ii) include in such registration (and any related qualifications including compliance with blue sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests by any Holder, made within twenty (20) calendar days after the date of delivery of such written notice by the Company pursuant to subsection (i) above.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a)(i). In such event, the right of any Holder to participate in such registration pursuant to this Section 3.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Holder’s Registrable Securities in the underwriting subject to the limitations set forth below. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration and underwriting shall be allocated in the following priority:

(i) first, to the Company;

8

(ii) second, among all Holders of Registrable Securities (pro rata among such selling Holders on the basis of the respective amounts of Registrable Securities held by all such selling Holders); provided, however, that if such registration is the Initial Public Offering, the managing underwriter may exclude any portion, and up to all, of the Registrable Securities from such registration; provided, further, that if such registration is other than the Initial Public Offering and notwithstanding Section 3.2(b)(i), the managing underwriter may limit the number of Registrable Securities to be included to not less than thirty-three percent (33%) of the total shares included in such registration and underwriting. For purposes of the preceding parenthetical concerning apportionment, for any Holder of Registrable Securities that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the relative amount of Registrable Securities owned by such related entities and individuals; and

(iii) third, among all other holders of securities of the Company having registration rights (other than a Holder); provided, however, that no securities held by such stockholders shall be included in the registration to the extent that the number of Registrable Securities requested by the Holders to be included in such registration are limited pursuant to Section 3.2(b)(ii) above.

The Company shall so advise all Holders requesting to be included in the registration and underwriting of the number of shares of Registrable Securities that may be included in the registration and the underwriting shall be allocated among all the Holders requesting to be included in the registration and underwriting in accordance with the foregoing allocation method. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the shares of Registrable Securities included in the registration and the underwriting shall be reallocated among the remaining Holders’ Registrable Securities requested to be included in the registration and underwriting.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

3.3 Registration on Form S-3.

(a) Request for Registration. In case the Company shall receive from Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $5,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall (i) promptly advise all Holders of the proposed registration Form S-3, and (ii) use commercially reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such

9

Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 3.3 in any twelve-month period. If such offer is to be an underwritten offer, the Holders of a majority of the Registrable Securities requested to be registered shall select the managing underwriter subject to the reasonable approval of the Company.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3.3:

(i) during the period that begins sixty (60) days before the Company’s good faith estimate of the filing of, and that ends one hundred eighty (180) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or

(ii) If the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company (A) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission (providing that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective), or (B) stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future and that it is, therefore, essentially to defer the filing of such registration statement. In such case, the Company’s obligation to use its commercially reasonable efforts to file a registration statement shall be deferred one or more times each for a period not to exceed 180 days from the receipt of the request to file such registration by such Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve-month period.

(c) Underwriting. In the event such registration on Form S-3 is to be underwritten as determined by a majority in interest of the Holders requesting such registration, the right of any Holder to participate in such registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Holder’s Registrable Securities in the underwriting subject to the limitations set forth below. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holders requesting such registration. Notwithstanding any other provision of this Section 3.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration and the underwriting shall be allocated in the following priority:

(i) first, among all Holders of Registrable Securities (pro rata among such selling Holders on the basis of the respective amounts of Registrable Securities held by all such selling Holders); provided, however, that the aggregate number of Registrable Securities that may be included in such registration may be limited by such managing underwriter to an amount no less than sixty-six percent (66%) of the total number of shares to be included in such registration and pro rata among Holders of Registrable Securities on the basis of the Registrable Securities held by all such Holders;

10

(ii) second, any securities which the Company desires to sell for its own account; and

(iii) third, among all other stockholders of the Company having registration rights (other than a Holder); provided, however, that no securities held by such stockholders shall be included in the registration to the extent that the number of Registrable Securities requested by the Holders to be included in such registration are limited pursuant to Section 3.3(c)(i) above.

The Company shall so advise all Holders requesting to be included in the registration and underwriting of the number of shares of Registrable Securities that may be included in the registration and the underwriting shall be allocated among all the Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the shares of Registrable Securities included in the registration and the underwriting shall be reallocated among the remaining Holders’ Registrable Securities requested to be included in the registration and underwriting.

3.4 Subsequent Registration Rights.

(a) Without the consent of any holder of Registrable Securities hereunder, the Company may grant to any holder of securities of the Company registration rights subordinate to those granted hereunder.

(b) The Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights superior to, or on a pari passu basis with, the rights granted the Purchasers hereunder without the written consent of the holders of at least a majority in interest of the Purchasers (together on an as-converted basis). Notwithstanding the foregoing, the Company may, without obtaining any further consent of the holders of Registrable Securities other than as required pursuant to Section 10.1, amend this Agreement to the extent necessary to grant rights and obligations, on a pari passu basis with the rights and obligations of the Purchasers, to investors in any subsequent round of financing with respect to the securities purchased by such investors in such financing.

3.5 Expenses of Registration. All Registration Expenses incurred in connection with (a) two (2) registrations pursuant to Section 3.1, (b) all registrations pursuant to Section 3.2, and (c) two (2) registrations pursuant to Section 3.3, shall be borne by the Company. Notwithstanding the foregoing, in the event that Initiating Holders cause the Company to begin a registration pursuant to Section 3.1, and the request for such registration is subsequently withdrawn by the Initiating Holders or such registration is not completed due to failure to meet the net proceeds requirement set forth in such section or is otherwise not successfully completed due to no fault of the Company, all Holders shall be deemed to have forfeited their right to one

11

(1) registration under Section 3.1 unless the Initiating Holders pay for, or reimburse the Company for, all of the Registration Expenses incurred in connection with such withdrawn or incomplete registration; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.1 or 3.3. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

3.6 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

(a) prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use commercially reasonable efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed, whichever first occurs (such period to be extended for so long as the underwriters request that the Holders refrain from sales thereunder);

(b) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(c) use all commercially reasonable efforts to register and qualify the securities converted by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(e) notify each Holder of Registrable Securities covered by such registration statement of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

12

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

3.7 Indemnification.

(a) The Company will indemnify each Holder, each of its officers and directors, members and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), legal fees and disbursements, as incurred, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or controlling person, and stated to be specifically for use in the registration.

(b) To the extent permitted by law, each Holder will severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, other holders of the Company’s securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of such Holder’s officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Holders or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity

13

with information furnished in writing to the Company by such Holder specifically for use in the registration statement. Notwithstanding the foregoing, the liability of each Holder under this Subsection 3.7(b) shall be limited to the net proceeds resulting from shares sold by such Holder.

(c) Each party entitled to indemnification under this Section 3.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained on the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3.8 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement.

3.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times beginning ninety (90) days after the effective date of the Initial Public Offering;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

14

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

3.10 Termination of Registration Rights. The rights granted pursuant to Sections 3.1, 3.2 and 3.3 of this Agreement shall terminate as to any Holder upon the earlier of (a) the date four (4) years after the effective date of the Initial Public Offering, or (b) the date such Holder is able immediately to sell all shares of Registrable Securities held (or entitled to be held upon conversion) by such Holder under Rule 144 during any 90-day period.

4. Standoff Agreement. Each Purchaser, and his or her assignees, agrees in connection with the Initial Public Offering not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Company’s securities (other than those included in the registration or to affiliates) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred eighty (180) days from the effective date of such registration as may be requested by the underwriters; provided, however, that all officers, directors and holders of greater than five percent (5%) of the then outstanding capital stock of the Company (calculated on a fully diluted basis) also enter into similar agreements; provided, further, that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 of thereof applies, then the restrictions imposed by this Section 4 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred fifteen (215) days after the effective date of the registration statement. Each Purchaser, and his or her assignees, further agrees to enter into a separate agreement providing for the foregoing, as may be required by the underwriters. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. Notwithstanding the foregoing, such market standoff restrictions shall not apply to the Company’s public securities acquired during or after such Initial Public Offering. In the event that any person or entity that is bound by restrictions similar to those set forth herein shall be released from such restrictions prior to the end of the period of such restrictions, then each Purchaser shall similarly be released from the obligations hereunder on a pro rata basis (based on the number of shares held by each such person or entity) to the same extent as such person or entity.

5. Right of First Refusal. The Company hereby grants to each Major Purchaser a right of first refusal to purchase its pro rata share of “New Securities” (as defined in Section 5(a) below) that the Company may, from time to time, after the date hereof propose to sell and issue. Such pro rata share, for purposes of this right of first refusal, is the ratio of (X) shares of Common Stock issuable or issued upon conversion of the Preferred Stock held by such Major Purchaser, to (Y) the total number of shares of Common Stock then outstanding immediately

15

prior to the issuances of New Securities, after assuming the conversion of all outstanding convertible securities (including the Preferred Stock) into Common Stock and the exercise of all outstanding options and warrants and including all shares reserved for issuance pursuant to the Company’s 2007 Equity Incentive Plan and regardless of whether such shares are subject to outstanding options.

(a) “New Securities” shall mean any Common Stock or Preferred Stock whether or not authorized on the date hereof, and rights, options, or warrants to purchase any capital stock (including Common Stock or Preferred Stock) and securities of any type whatsoever that are, or may become, convertible into any capital stock (including Common Stock or Preferred Stock); provided, however, that “New Securities” does not include the following:

(i) shares of Common Stock, or options to purchase or restricted stock units to acquire shares of Common Stock (including all options granted by the Company prior to the date of this Agreement), issued or granted to officers, directors and employees of, or consultants to, the Company pursuant to a stock grant, employee restricted stock purchase agreement, stock option plan or stock purchase plan or other stock incentive program approved by the Board (collectively, the “Plans”);

(ii) shares of Common Stock issuable upon conversion of the Preferred Stock;

(iii) securities of the Company offered to the public pursuant to the Initial Public Offering;

(iv) securities of the Company issued pursuant to the acquisition of another corporation or entity by the Company whether by merger, purchase of all or substantially all of the assets of, or other reorganization whereby the Company will own more than fifty percent (50%) of the voting stock of such other corporation or entity after the acquisition;

(v) securities of the Company issued in connection with equipment lease financing transactions, real estate leases or bank financing transactions, the principal purpose of which is not to raise equity funding;

(vi) securities issued to strategic corporate partners or in connection with other strategic alliances on terms approved by a majority of the Board;

(vii) securities of the Company issued in connection with any stock split, stock dividend or, except as described in (ix) below, a recapitalization by the Company;

(viii) securities pursuant to other plans or arrangements approved by the Board, the principal purpose of which is not to raise equity financing;

(ix) up to $30 million of shares of Series B Preferred (and shares of Common Stock issued upon conversion thereof) issued in one or more related transactions at a price per share of not less than $120.93; and

16

(x) shares of Series A-1 Preferred (and shares of Common Stock issued upon conversion thereof) and warrants to purchase shares of Series A-1 Preferred (and shares of Series A-1 Preferred issued upon exercise thereof, and shares of Common Stock issued upon conversion of such shares of Series A-1 Preferred) issued in connection with the Exchange (as defined in the Purchase Agreement).

(b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Major Purchaser written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Major Purchaser shall have thirty (30) days after receipt of such notice to agree to purchase all or a portion of its pro rata share, as calculated pursuant to this Section 5, of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) After giving the notice set forth in Section 5(b) above, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities not elected or eligible to be purchased by the Major Purchasers, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice. In the event the Company has not sold the New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any of the New Securities, without again first offering such New Securities to the Major Purchasers in the manner provided above.

(d) The right of first refusal granted under this Section 5 shall expire upon the earlier of the closing of (a) the Initial Public Offering, or (b) a Change of Control Transaction.

6. Transfer of Rights. The rights granted under Sections 2, 3, and 5 of this Agreement may be assigned to any transferee or assignee, other than a competitor of the Company (as determined in good faith by the Board) in connection with any transfer or assignment of Registrable Securities by the Holder, provided that: (a) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (b) such assignee or transferee acquires at least 12,800 shares (each, on an as-converted to common stock basis, as adjusted for stock splits, stock dividends, stock combinations and the like) of Registrable Securities (including Preferred Stock convertible into Registrable Securities), (c) written notice is promptly given to the Company; and (d) such transferee or assignee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights granted to the Holders hereunder may be assigned without compliance with item (b) above to any limited partner, retired partner, constituent partner or member of a Holder which is a partnership or limited liability company, to any subsidiary, parent or shareholder of a Holder which is a corporation, or to an affiliate (as such term is defined in Rule 405 of the Securities Act) of a Holder which is a corporation, partnership or limited liability company or to a Holder’s family members or trust for the benefit of an individual Holder and his or her family members.

7. Right of First Refusal on Proposed Sales by the Founder and Purchasers. In addition to the Co-Sale Rights on proposed sales or transfers by the Founder contained in Section 8 below, the following shall also apply.

17

7.1 First Refusal Notice. If the Founder or any Purchaser proposes to sell or transfer (other than transfers that are exempt under Section 7.5 below) any capital stock of the Company held by the Founder or such Purchaser in one or more related transactions, the Founder or such Purchaser (a “Proposed Seller”) shall promptly give written notice (the “First Refusal Notice”) to the Company and each Major Purchaser at least thirty-five (35) calendar days prior to the closing of such sale or transfer. The First Refusal Notice shall describe in reasonable detail (a) the number and class of shares to be sold by the Proposed Seller, (b) the date or proposed date of such transfer and the name and address of the transferee (the “Acquiror”) and (c) the principal terms of such proposed sale or transfer, including the cash or other property or consideration to be received upon such transfer. The Company and the Major Purchasers agree to keep the information contained in the First Refusal Notice confidential if so requested by the Proposed Seller.

7.2 Company’s Option. The Company shall have the option, but not the obligation, to purchase all but not less than all of the shares offered by the Proposed Seller on the same terms as specified in the First Refusal Notice. Within ten (10) calendar days after the date the First Refusal Notice is deemed delivered, the Company shall give written notice to the Proposed Seller and to the Major Purchasers stating its intention to exercise such option, and a date and time for consummation of the purchase not less than ten (10) calendar days nor more than twenty (20) calendar days after the date the First Refusal Notice is deemed delivered. Failure by the Company to give such notice within such time period shall be deemed an election by it not to exercise its option; provided, however, that the exercise or non-exercise of the rights of the Company hereunder to participate in one or more sales of the Proposed Seller’s shares made by the Proposed Seller shall not adversely affect the Company’s rights to participate in subsequent sales of the Proposed Seller’s shares subject to this Section 7.

7.3 Major Purchasers’ Exercise of Right of First Refusal.

(a) If the Company fails to exercise its option contained in Section 7.2 above in full, each Major Purchaser shall have the option, but not the obligation, to purchase its respective Pro Rata Share (as defined below) on the same terms as specified in the First Refusal Notice. After the expiration of the 10-day period in Section 7.2 above, but within thirty (30) calendar days after the date the First Refusal Notice is deemed delivered, any electing Major Purchaser shall give written notice to the Proposed Seller and the Company stating that it elects to exercise its right of first option and a date and time for consummation of the purchase not more than forty (40) calendar days after the date the First Refusal Notice is deemed delivered. Failure by a Major Purchaser to give such notice within such time period shall be deemed an election by it not to exercise its option; provided, however, that the exercise or non-exercise of the rights of each Major Purchaser hereunder to participate in one or more sales of the Proposed Seller’s shares made by the Proposed Seller shall not adversely affect their rights to participate in subsequent sales of the Proposed Seller’s shares subject to this Section 7.

(b) “Pro Rata Share” of each Major Purchaser for the purposes of this Section 7 shall be calculated as of the date of the First Refusal Notice and shall be determined by multiplying the number of shares proposed to be sold by the Founder as set forth in the First Refusal Notice (less any shares purchased by the Company pursuant to Section 7.2 above) by the quotient obtained by dividing:

(i) the number of shares of Common Stock issuable or issued upon conversion of all shares of outstanding Preferred Stock then held by such Major Purchaser, by

18

(ii) the number of shares of Common Stock issuable or issued upon conversion in full of all outstanding shares of Preferred Stock then held by all such Major Purchasers.

7.4 Sale of Proposed Seller’s Shares to Third Party. To the extent that the Major Purchasers do not elect to participate in the sale of the Proposed Seller’s shares subject to the First Refusal Notice, the Proposed Seller may, not later than sixty (60) calendar days after the date the First Refusal Notice is deemed delivered (subject to the Co-Sale Rights of the Major Purchasers contained in Section 8, below), enter into an agreement providing for the closing and transfer of the balance of the Proposed Seller’s shares covered by the First Refusal Notice on terms and conditions no more favorable to the Acquiror than those described in the First Refusal Notice. Any proposed transfer on terms and conditions more favorable than those described in the First Refusal Notice, as well as any subsequent proposed transfer of any of the balance of the Proposed Seller’s shares by such Proposed Seller, shall again be subject to the rights of first refusal (and Co-Sale Rights) of the Major Purchasers, and shall require compliance by the Proposed Seller with the procedures described in this Section 7 and Section 8 below.

7.5 Exempt Transfers.

(a) Notwithstanding the foregoing, the provisions of this Section 7 shall not apply to the following: (i) any Permitted Transfer (as defined below); (ii) all sales, transfers or other dispositions by the Proposed Seller of shares of capital stock held by such Proposed Seller up to an aggregate for all such sales, transfers or dispositions of 500 shares (as adjusted for stock splits, stock dividends, combinations, recapitalizations, and the like); (iii) any repurchase of the Founder’s shares by the Company pursuant to such Founder’s stock purchase agreement; or (iv) any bona fide gift or pledge; provided that (A) the Proposed Seller shall inform the Major Purchasers of such pledge, Permitted Transfer or gift prior to effecting it, and (B) the pledgee, Permitted Transferee or donee shall agree in writing to be bound by and comply with all provisions of this Agreement and any and all other stock restrictions that the Company may reasonably request. Such transferred Proposed Seller’s shares shall remain subject to the provisions of this Section 7, and such pledgee, Permitted Transferee or donee shall be treated as a “Founder or Purchaser” for purposes of this Agreement. For the purposes hereof, “Permitted Transfer” shall mean any sale, transfer or other disposition of the Company’s securities to any spouse (or ex-spouse), parents, brothers, sisters, children (natural or adopted), stepchildren or grandchildren, a trust exclusively for any of their benefit or for the benefit of the transferor, a transfer by a Purchaser to any person or entity that is an affiliate of such Purchaser by virtue of controlling, being controlled by or under common control with such Purchaser, or any other transfer not involving a change in the beneficial ownership of the Company’s securities (each, a “Permitted Transferee”); provided, however, that, prior to such transfer, such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement. For purposes of this Section 7.5, LLCs shall be considered partnerships and members of LLCs shall be considered partners.

19

(b) Notwithstanding the foregoing, the provisions of this Section 7 shall not apply to the sale of any of the Proposed Seller’s shares (i) to the public pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, (ii) to the Company, (iii) to any corporate or other affiliates of the Proposed Seller, or (iv) if the Proposed Seller is a partnership, to an affiliated partnership, a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse.

7.6 Prohibited Transfers. Any attempted transfer in violation of the terms of this Section 7 shall be ineffective to vest in any transferee any interest held by the Proposed Seller in the shares. Without limiting the foregoing, any purported transfer in violation hereof shall be ineffective as against the Company, and the Company and the Major Purchasers shall have a continuing right and option (but not an obligation), until the restrictions contained in this Section 7 terminate, to purchase the securities purported to be transferred by the Proposed Seller in violation of this Section 7 for a price and on terms the same as those at which the purported transfer was effected. The Company may impose stop-transfer restrictions with respect to the shares subject to the foregoing right of first refusal consistent with the provisions of this Section 7.

7.7 Restrictive Legends. All certificates representing the Founder’s and each Purchaser’s shares that are subject to the provisions of this Section 7, including any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate are no longer subject to this Section 7) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND CO-SALE RIGHTS AS SET FORTH IN THAT CERTAIN INVESTORS’ RIGHTS AGREEMENT, AND ANY AMENDMENT THERETO OR RESTATEMENTS THEREOF, BY AND AMONG THE COMPANY, THE FOUNDER AND CERTAIN OTHER SIGNATORIES THERETO, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. BY ACCEPTING AN INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE WITH AND MAY BE BOUND BY THE PROVISIONS OF SUCH AGREEMENT.

Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of such restrictive legend, if with such request, the Company shall have received an opinion of counsel, reasonably acceptable to the Company, to the effect that such shares are no longer subject to the provisions of this Section 7 and Section 8, below.

7.8 Transfer or Assignment of Right of First Refusal. This Right of First Refusal may be transferred or assigned by any Major Purchaser to a transferee or assignee of at least 12,800 shares of Preferred Stock, Conversion Stock or a combination thereof (each, on an as-converted to common stock basis, as adjusted for stock splits, stock dividends, combinations,

20

recapitalizations, and the like); provided, however, that (a) the Company is given written notice by such Major Purchaser within two (2) business days prior to such transfer or assignment of such Preferred Stock, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned; (b) the transferee or assignee of such rights is not deemed by the Board, in its reasonable judgment, to be a competitor of the Company; and (c) the transferee or assignee of such rights assumes in writing the obligations of such Major Purchaser under this Agreement.

7.9 Termination of Right of First Refusal. The rights, obligations and limitations set forth under this Section 7 will terminate immediately prior to the earlier to occur of (a) the closing of the Initial Public Offering, (b) the date on which this Agreement is terminated by a writing executed by the parties hereto, (c) the dissolution of the Company, or (d) the closing of a Change of Control Transaction.

7.10 Waiver. Subject to Section 10.2, the rights granted to the Major Purchasers in Section 7.3 as to any proposed sales by a Proposed Seller may be waived as to all Major Purchasers upon the written consent of the holders of at least fifty percent (50%) of the Preferred Stock held by such Major Purchasers, voting together as a single class on an as-converted basis.

8. Co-Sale Right. Subject to the prior exercise of and in addition to the Right of First Refusal on proposed sales or transfers by the Founder contained in Section 7 above, the following shall also apply:

8.1 Co-Sale Notice. The First Refusal Notice delivered pursuant to Section 7.1 above, shall be deemed notice for purposes of the co-sale rights contained in this Section 8.

8.2 Exercise of Co-Sale Rights. If the Company fails to exercise its option contained in Section 7.2 above, and one or all of the Major Purchasers fails to give written notice of the exercise of its option to purchase its respective Pro Rata Share within thirty (30) calendar days after the First Refusal Notice is given as provided in Section 7.3 above, thereby waiving their respective Rights of First Refusal, the remaining shares proposed to be sold by the Founder as set forth in the First Refusal Notice shall be subject to the following Co-Sale Rights exercisable by the Major Purchasers, regardless of whether such Major Purchasers had or had not exercised their respective rights of first refusal contained in Section 7 above.

8.3 Mechanics of Co-Sale. Each Major Purchaser electing to participate (the “Participants”) will effect its participation in the sale by promptly delivering to the Founder, and no later that thirty-five (35) calendar days after the delivery of First Refusal Notice, for transfer to the Acquiror one or more certificates, properly endorsed for transfer, which represent:

(a) the type and number of shares of Common Stock which such Participant elects to sell up to the Participants’ Pro Rata Share, which, for purposes of this Section 8, shall be calculated as of the date of the First Refusal Notice and shall be determined by multiplying the number of shares proposed to be sold by the Founder as set forth in the First Refusal Notice (less any shares purchased by the Company and/or the Major Purchasers pursuant to Section 7 above) by the quotient obtained by dividing (X) the number of shares of Common Stock issuable or issued upon conversion of all shares of outstanding Preferred Stock then held by such Participant, by (Y) the number of shares of Common Stock issuable or issued upon conversion in full of all outstanding shares of capital stock then held by the Founder and all Participants; or

21

(b) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell up to the Participants’ Pro Rata Share (as determined pursuant to Section 8.3(a) above); provided, however, that if the Acquiror objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in this Section 8.3. The Company agrees to make any such conversion that is otherwise permitted concurrent with the actual transfer of such shares to the Acquiror.

The stock certificate or certificates that the Participant delivers to the Founder shall be transferred to the Acquiror in consummation of the sale of the Founder’s shares pursuant to the terms and conditions specified in the First Refusal Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any Acquiror prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such Acquiror any of the Founder’s shares unless and until, simultaneously with such sale, the Founder shall purchase such Participant’s Pro Rata Share as determined pursuant to Section 8.3(a) above from such Participant at the price and on the terms specified in the Founder’s First Refusal Notice.

8.4 Sale of Founder’s Shares to Third Party. Subject to Section 7 of this Agreement regarding rights of first refusal of the Company and the Major Purchasers, if none of the Major Purchasers elects to exercise their co-sale rights to sell their respective Pro Rata Share (as determined pursuant to Section 8.3(a)) above pursuant to this Section 8, the Founder may, not later than sixty (60) calendar days after the date the First Refusal Notice is deemed delivered, enter into an agreement providing for the closing and transfer of the balance of the Founder’s shares covered by the First Refusal Notice on terms and conditions no more favorable to the Acquiror or the Founder than those described in the First Refusal Notice. Any proposed transfer on terms and conditions more favorable than those described in the First Refusal Notice, as well as any subsequent proposed transfer of any of the balance of the Founder’s shares by the Founder, shall again be subject to the co-sale rights (and right of first refusal) of the Major Purchasers, and shall require compliance by the Founder with the procedures described in Section 7, above, and this Section 8.

8.5 Transfers Void. If the Founder sells any of such Founder’s shares in contravention of this Section 8 (a “Prohibited Transfer”), each of the Major Purchasers, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the option to sell to the Founder such parties’ Pro Rata Share (as determined pursuant to Section 8.3(a) above) and the Founder shall be obligated to purchase such parties’ Pro Rata Share (as determined pursuant to Section 8.3(a) above) at the price per share equal to the price per share paid by the Acquiror to the Founder in the Prohibited Transfer. The Founder shall also reimburse such Major Purchasers, for any and all reasonable fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of such parties’ rights under this Section 8. Within ninety (90) days after the later of the dates on which such Major Purchasers (a) received notice of the Prohibited Transfer or (b) otherwise became aware of the Prohibited Transfer, each of such Major Purchasers shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each

22

certificate to be properly endorsed for transfer. The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by a Major Purchaser, pursuant to this Section 8.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in cash or by other means acceptable to such Major Purchaser. Notwithstanding the foregoing, any attempt by the Founder to transfer the Founder’s shares in violation of this Section 8 shall be voidable and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority of the Major Purchasers (as determined on the basis of number of shares held on an as-converted basis), voting together as a single class on an as-converted basis.

8.6 Exempt Transfers. Notwithstanding the foregoing, the exempt transfers provided in Section 7.5 above shall also be exempt from the co-sale rights contained in this Section 8.

8.7 Transfer or Assignment of Co-Sale Rights. The Co-Sale Rights contained in this Section 8 may be transferred or assigned by any Major Purchaser to a transferee or assignee of at least 12,800 shares of Preferred Stock, Conversion Stock or a combination thereof (each, on an as-converted to common stock basis, as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like); provided, however, that (a) the Company is given written notice by such Purchaser within two (2) business days prior to such transfer or assignment of such Preferred Stock, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned; (b) the transferee or assignee of such rights is not deemed by the Board, in its reasonable judgment, to be a competitor of the Company; and (c) the transferee or assignee of such rights assumes in writing the obligations of such Major Purchaser under this Agreement.

8.8 Termination of Restrictions. The rights and obligations under this Section 8 will terminate immediately prior to the earlier to occur of (a) the closing of the Initial Public Offering, (b) the date on which this Agreement is terminated by a writing executed by the parties hereto, (c) the dissolution of the Company or (d) the closing of a Change of Control Transaction.

8.9 Waiver. Subject to Section 10.2, the rights granted to the Major Purchasers in Section 8.2 as to any proposed sales by a Purchaser may be waived as to all Major Purchasers upon the written consent of the holders of at least fifty percent (50%) of the Preferred Stock held by such Major Purchasers, voting together as a single class on an as-converted basis.

9. Restrictions on Transferability.

9.1 Restrictions on Transferability. Except upon the conditions specified in this Agreement, including Section 9.3 below, which conditions are intended to insure compliance with the provisions of the Securities Act and further subject to Section 4 hereof, each Purchaser agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee agrees in writing for the benefit of the Company to take and hold those securities subject to the provisions and upon the conditions specified in this Agreement and until such transferee has executed a counterpart signature page to this Agreement.

9.2 Restrictive Legends. All certificates representing any securities of the Company that are subject to this Agreement, including (a) the shares of the Company’s capital stock owned by the Founder, (b) the Preferred Stock, (c) the shares of the Company’s Common

23

Stock issued upon conversion of the Preferred Stock or the exercise of warrants by Purchasers, SVB, or AEI, and (d) any other securities issued in respect of the Founder’s shares, Preferred Stock, or the Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT’) OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF FORCE10 NETWORKS, INC. AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT AND ANY AMENDMENT THERETO OR RESTATEMENTS THEREOF (SUCH AGREEMENT INCLUDING ANY SUCH AMENDMENTS OR RESTATEMENTS, THE “AGREEMENT’) BY AND AMONG FORCE10 NETWORKS, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE AND SHALL BECOME BOUND BY ALL THE PROVISIONS, INCLUDING THE VOTING PROVISIONS, OF SAID AGREEMENT. A COPY OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF FORCE10 NETWORKS, INC.

Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if with such request, the Company shall have received either the opinion referred to in Section 9.3(a) or the “no-action” letter referred to in Section 9.3(b) to the effect that any transfer

24

by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, unless any such transfer request is made after the Initial Public Offering or unless any such transfer legend may be removed pursuant to Rule 144(k), in which case no such opinion or “no-action” letter shall be required; provided, however, that the Company shall not be obligated to remove any such legends prior to the date of the initial Public Offering.

9.3 Notice of Proposed Transfers. The holder of each certificate representing securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 9.3. Prior to any proposed transfer of any securities (other than pursuant to an effective registration statement under the Securities Act), the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either:

(a) a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Securities Act, provided, however, that the Company will not require opinions of counsel for transactions made after the Initial Public Offering or for transactions pursuant to Rule 144 and the Company may waive this requirement at the Company’s discretion, or

(b) a “no-action” letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by such holder to the Company.

10. Miscellaneous.

10.1 Arbitration. Any claims arising under this Agreement shall be resolved in binding arbitration with a duly authorized representative of the American Arbitration Association (“AAA”) in accordance with the provisions hereof and thereof. Either the Company or any Purchaser may submit the matter to binding arbitration before the AAA in Santa Clara County, California, which arbitration shall be final and binding on the parties and the exclusive method, absent agreement between the Company and the Purchasers, for purposes of determining the ability of the Company to satisfy such claim. All claims shall be settled by a single arbitrator appointed in accordance with the Commercial Arbitration Rules then in effect of the AAA (the “AAA Rules”). The arbitrator shall render a final decision pursuant to the AAA Rules within thirty (30) days after filing of the claim. The final decision of the arbitrator shall be furnished to the Investors and the Company in writing and shall constitute the conclusive determination of the issue in question binding upon the Investors and the Company, and shall not be contested by any of them except as provided by law. Such decision may be used in a court of law only for the purpose of seeking enforcement of the arbitrator’s decision. The prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief that such party may be entitled. For purposes of this Agreement, the prevailing party shall be that party in whose favor final judgment is rendered or who substantially prevails, if both parties are awarded judgment.

25

10.2 Waivers and Amendments. Except as provided elsewhere in this Agreement, with the written consent of the Company and Purchasers, and, if and as specifically set forth below, SVB and AEI, holding more than fifty percent (50%) of the then-outstanding shares of Registrable Securities and Preferred Stock (on an as-converted basis) held by all Purchasers, and, if an as specifically set forth below, SVB and AEI, the obligations of the Company and the rights of the Purchasers, SVB and AEI under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of the Board, may amend this Agreement or enter into a supplementary agreement for the purpose of adding any provisions to this Agreement; provided, however, that no obligation of any Holder may be increased and no new obligation may be added without the written consent of such Holder; provided, further, that Sections 7 and 8 of this Agreement may only be amended, waived, or otherwise changed with the prior written consent of (1) the Founder, (2) the Company and (3) Purchasers, and, if and as specifically set forth below, SVB and AEI, holding more than fifty percent (50%) of the then-outstanding shares of Registrable Securities and Preferred Stock (on an as-converted basis) held by all Purchasers, and, if and as specifically set forth below, SVB and AEI. Notwithstanding anything to the contrary set forth in this Section, the shares of the Company’s capital stock issuable to SVB or AEI upon exercise of their respective warrants will not be counted or included as shares entitled to participate in any vote, agreement or consent approving same unless and until such warrants have been exercised with respect to such shares and, in such case, those shares held by SVB will only be counted or included as shares entitled to participate in any vote, agreement or consent, with respect to Sections 3.2 through 3.10, 4, 6, 9 and 10 of the Agreement (or their successor provisions), as the same may be amended or restated from time to time. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon each Purchaser of any Registrable Securities then outstanding, each future holder of such Registrable Securities and the Company.

10.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile, overnight courier service, mailed by first-class mail, postage pre-paid, or delivered either by hand or by messenger, addressed (a) if to a Purchaser, as indicated on the Schedule of Purchasers attached hereto as Exhibit A, or at such other address and facsimile number as such Purchaser shall have furnished to the Company in writing; or (b) if to the Company, at its address and facsimile number set forth below the signature of the authorized officer of the Company, below, or at such other address and facsimile number as such the Company shall have furnished to the Purchasers, and each such other holder in writing; in addition, if to the Company, a copy of such notice and other communications shall be sent to Fenwick & West LLP, Silicon Valley Center, 801 California Street, Mountain View, California 94041, Attn: Mark Leahy (facsimile number: (650) 938-5200).

10.4 Descriptive Headings. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

10.5 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

26

10.6 Counterparts. This Agreement may be executed in one or more counterparts, including counterparts transmitted by facsimile, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

10.7 Successors and Assigns. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

10.8 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement and shall supersede any prior agreement, understanding or representation with respect to the subject matter hereof including, without limitation, the Investors’ Rights Agreement.

10.9 Separability: Severability. Unless expressly provided in this Agreement, the rights of each Purchaser under this Agreement are several rights, not rights jointly held with any other Purchaser. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Purchaser shall not affect the validity, legality or enforceability of this Agreement with respect to the other Purchaser. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

10.10 Stock Splits. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

10.11 New Purchasers. Any person or entity who received Series A Preferred pursuant to the Merger Agreement, or subsequent purchaser of Series B Preferred Stock pursuant to Section 2.2 of the Purchase Agreement (each, a “Subsequent Purchaser”), may become a party to this Agreement after the date hereof without the consent of any of the other parties hereto by executing a counterpart signature page to this Agreement; provided, however, that, in the case of the persons and entities who received Series A Preferred pursuant to the Merger Agreement, such executed counterpart signature page to this Agreement must be received by the Company on or before July 1, 2009. As a condition to becoming a party to this Agreement, each Subsequent Purchaser hereby agrees that it shall be deemed to be a “Purchaser” for all purposes under this Agreement, subject to and bound by all of the terms and conditions applicable to a “Purchaser” under this Agreement.

10.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this agreement.

(This space intentionally left blank)

27

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

COMPANY:

FORCE10 NETWORKS, INC., a Delaware corporation

By:	/s/ Bill Zerella
Name:	Bill Zerella
Title:	Chief Financial Officer

(Founder/Purchasers Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

FOUNDER:

John Webley
(Full Name of Founder)

/s/ John Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Force 10 Investments I, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Force 10 Investments II, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Late Stage Opportunities Fund I, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Turin Investments I, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Turin Investments II, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Turin Investments III, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Turin Investments IV, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Advanced Equities Venture Partners, LP
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI 2006 Venture Investments III, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI 2006 Venture Investments IV, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI 2007 Venture Access Fund I, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI 2007 Venture Access Fund II, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI 2007 Venture Investments I, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI 2007 Venture Investments II, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI F10 Investments I, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AEI F10 Investments II, LLC
(Print Full Name of Purchaser)

/s/ Keith Daubenspeck
(Sign Name)

Authorized Signatory
(Title, if applicable)

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

AG 91 Trust U/A/D 12/18/91
(Print Full Name of Purchaser)

/s/ Joyce Gray
(Sign Name)

Trustee
(Title, if applicable)

Address:	___________

___________

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Altar Rock Private Portfolio By: Raptor Management GP LLC
(Print Full Name of Purchaser)

/s/ Brian Daly
(Sign Name)

General Counsel
(Title, if applicable)

Address:	[Intentionally Deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Amberbrook IV LLC

(Print Full Name of Purchaser)
By: Willowridge IV LLC
Its: Managing Member

/s/ Michael Bego
(Sign Name)

Manager
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Anne W. Baker Rev Trust UAD 3/19/98
(Print Full Name of Purchaser)

/s/ Anne W. Baker
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Anschutz Corporation
(Print Full Name of Purchaser)

/s/ Scott T. Carpenter
(Sign Name)

Vice President
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Ron Antipa
(Print Full Name of Purchaser)

/s/ Ron Antipa
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:
Artis Partners, L.P. Artis Partners 2X, L.P. Artis Partners (Institutional), L.P. Artis Partners 2X (Institutional), L.P. Artis Aggressive Growth, L.P.

By:	Artis Capital Management, L.P.
General Partner for Each Fund

	By:	/s/ Todd Moodey
	Date	6.4.09
	Name:	Todd Moodey
	Its:	Chief Operating Officer

Artis Partners Ltd. Artis Partners 2X Ltd. Artis Aggressive Growth Master Fund, L.P.

By:	Artis Capital Management, L.P.
Investment Adviser and Attorney-In-Fact for Each Fund

	By:	/s/ Todd Moodey
	Date	6.4.09
	Name:	Todd Moodey
	Its:	Chief Operating Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

ASA OPPORTUNITY FUND LP
(Print Full Name of Purchaser)

/s/ Rupert D. Furst, Jr.
(Sign Name)

Rupert D. Furst, Jr. Managing Member of General Partner
(Title, if applicable)

Address: __________

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Augury Capital Partners LP
(Print Full Name of Purchaser)

/s/ David W. Truetzel
(Sign Name)

General Partners
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Bay Partners LS Fund, LP By Bay Management:Company 1999, LLC
its General Partner
(Print Full Name of Purchaser)

/s/ Neal Dempsey
(Sign Name)

Manager
(Title, if applicable)

Address:	490 S. California Ave Suite 200 Palo Alto. CA 94306

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above,

PURCHASERS:

Black Diamond Ventures XI, LLC
(Print Full Name of Purchaser)

/s/ Christopher B. Lucas
(Sign Name)

Managing Director
(Title, if applicable)

Address:	450 N. Brand Blvd, Suite 600, Glendale, CA 91203

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Christopher R. Blair
(Print Full Name of Purchaser)

/s/ Christopher R. Blair
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Cadence Design Systems, Inc.
(Print Full Name of Purchaser)
Kevin S. Palatnik

/s/ Kevin S. Palatnik
(Sign Name)

Senior Vice President & Chief Financial Officer
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Andrew Cader
(Print Full Name of Purchaser)

/s/ Andrew Cader
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

CAMOFI Master LDC
(Print Full Name of Purchaser)

/s/ Michael Loew
(Sign Name)

General Counsel
(Title, if applicable)

Address:	C/O, Centrecourt Asset Management LLC 350 Madison Ave, 8th Floor NYC, NY 10017

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

CAPITAL VENTURE FUND II CO., LTD
(Print Full Name of Purchaser)

/s/ Ming-Chien Kuo
(Sign Name)

VICE PRESIDENT
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

CASSIN FAMILY PARTNERS, A California Limited Partnership
(Print Full Name of Purchaser)

/s/ B. J. Cassin
(Sign Name)

B. J. Cassin General Partner
(Title, if applicable)

Address:	3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025-7119

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

ROBERT S. CASSIN CHARITABLE TRUST UTA dated 2/20/97
(Print Full Name of Purchaser)

/s/ B. J. Cassin
(Sign Name)

B. J. Cassin Trustee
(Title, if applicable)

Address:	3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025-7119

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

BRENDAN JOSEPH CASSIN and ISABEL B. CASSIN Trustees of the CASSIN FAMILY TRUST U/D/T dated January 31, 1996
(Print Full Name of Purchaser)

/s/ B. J. Cassin
(Sign Name)

B. J. Cassin Trustee
(Title, if applicable)

Address:	3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025-7119

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

CASSIN 1997 CHARITABLE TRUST UTA dated 1/28/97
(Print Full Name of Purchaser)

/s/ Brendan Joseph Cassin
(Sign Name)

Brendan Joseph Cassin Trustee
(Title, if applicable)

Address:	3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025-7119

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

KUANG-CHIN CHANG
(Print Full Name of Purchaser)

/s/ Kuang-Chin Chang
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Christopher W. and Melissa J. Smith Baker Family Trust
(Print Full Name of Purchaser)

/s/ Christopher W. Baker, Melissa J. Smith Baker
(Sign Name)

Trustees
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

(Print Full Name of Purchaser)

(Sign Name)

(Title, if applicable)

Address:

Coral’s Momentum Fund, Limited Partnership

By:	Coral’s Momentum Fund Management Partners, LLC
Its:	General Partner

/s/ Mark C. Headrick
Mark C. Headrick, Member

/s/ Linda Watchmaker
Linda Watchmaker, Member

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Crescent 1, L.P.
(Print Full Name of Purchaser)

/s/ Stephen Freidheim
(Sign Name)

Stephen Freidheim, Managing Member
(Title, if applicable)

Address:	399 Park Ave, 39FL.
New York, NY 10022

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

CROSSLINK VENTURES IV, LP.

By: Crosslink Ventures IV Holdings, L.L.C, its General Partner

By:	/s/ Jerome Contro
Jerome Contro, Authorized Signatory

OFFSHORE CROSSLINK OMEGA VENTURES IV (a Cayman Islands Unit Trust)

By: Crosslink Ventures IV Holdings, L.L.C., Investment Manager

By:	/s/ Jerome Contro
Jerome Contro, Authorized Signatory

CROSSLINK OMEGA VENTURES IV GmbH & Co. KG

By: Crosslink Verwaltungs GmbH, General Partner

By:	/s/ Jerome Contro
Jerome Contro, Authorized Signatory

OMEGA BAYVIEW IV, L.L.C.

By:	/s/ Jerome Contro
Jerome Contro, Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Crosslink Crossover Fund V, LP
(Print Full Name of Purchaser)

/s/ Jerome Control
(Sign Name)

(Title, if applicable)
CROSSLINK CROSSOVER FUND V, LP

Address:	CROSSLINK CAPITAL Two Embarcadero Center, Suite 2200 San Francisco, CA 94111

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

CRS FUND LTD
(Print Full Name of Purchaser)

/s/ Stephen Freidheim
(Sign Name)

CYRUS CAPITAL PARTNERS LP CYRUS CAPITAL PARTNERS GP LLC STEPHEN FREIDHEIM MANAGING MEMBER
(Title, if applicable)

Address:	399 PARK AVE, 39 FLOOR
NEW YORK, NY 10022

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Cynthia M. Van Horne Trust, 4/9/09
(Print Full Name of Purchaser)

/s/ Cynthia M. Van Horne
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restate Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Cyrus Opportunities Master Fund II, Ltd
(Print Full Name of Purchaser)

/s/ Stephen Freidheim
(Sign Name)

CYRUS CAPITAL PARTNERS LP CYRUS CAPITAL PARTNERS GP LLC STEPHEN FREIDHEIM MANAGING MEMBER
(Title, if applicable)

Address:	399, PARK AVENUE, 39 FLOOR
NEW YORK, NY 10022

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

DCM III, L.P.
DCM III-A, L.P.
DCM Affiliates Fund III, L.P.

By:	DCM Investment Management III,
L.L.C.

General Partner

/s/ Dixon R. Doll
Dixon R. Doll, Managing Member

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

DAVID F. ELLISON
(Print Full Name of Purchaser)

/s/ David F. Ellison
(Sign Name)

(Title, if applicable)

Address:	C/O LAWRENCE INVESTMENTS, LLC
101 YGNACIO VALLEY RD, SUITE 320

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Tim Emanuels
(Print Full Name of Purchaser)

/s/ Tim Emanuels
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Feshbach Family Trust
(Print Full Name of Purchaser)

/s/ Andrew Feshbach
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

First Top Technologies Ltd
(Print Full Name of Purchaser)

/s/ Peng Ren Pan
(Sign Name)

Director
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Florentine Siena Partners LLC
(Print Full Name of Purchaser)

/s/ Paul Castagna
(Sign Name)

Managing Member
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

GCWF Investment Partners II
(Print Full Name of Purchaser)
By: GCWF Investments LLC, Managing Partner

/s/ Lawrence Tannenbaum
(Sign Name)

Vice President
(Title, if applicable)

Address:	401 B Street, Suite 1700 San Diego, CA 92101-4297
Attn: D. Hodgins or W. Joplin

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

G&H Partners
(Print Full Name of Purchaser)

/s/ Jonathan Gleason
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

James S. Ginsburg
(Print Full Name of Purchaser)

/s/ James S. Ginsburg
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Green Venture Capital L.P.
(Print Full Name of Purchaser)

/s/ Donald Green
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Green Venture Capital II L.P.
(Print Full Name of Purchaser)

/s/ Donald Green
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Green UK Family LP
(Print Full Name of Purchaser)

/s/ Donald Green
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Duncan Green
(Print Full Name of Purchaser)

/s/ Duncan Green
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Duncan Green
(Print Full Name of Purchaser)

/s/ Duncan Green
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Duncan Green
(Print Full Name of Purchaser)

/s/ Duncan Green
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Duncan Green
(Print Full Name of Purchaser)

/s/ Duncan Green
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Donald & Maureen Green
(Print Full Name of Purchaser)

/s/ Donald Green
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Daysi Green
(Print Full Name of Purchaser)

/s/ Daysi Green
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

David Green
(Print Full Name of Purchaser)

/s/ David Green
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

GD Management LLC
(Print Full Name of Purchaser)

/s/ Donald Green
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Thomas H. Birdsall
(Print Full Name of Purchaser)

/s/ Thomas H. Birdsall
(Sign Name)

Trustee, The Michael Green Irrevocable Trust
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Thomas H. Birdsall
(Print Full Name of Purchaser)

/s/ Thomas H. Birdsall
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

John Comfort
(Print Full Name of Purchaser)

/s/ John Comfort
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Jennel Belluomini
(Print Full Name of Purchaser)

/s/ Jennel Belluomini
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Rebecca Green Birdsall
(Print Full Name of Purchaser)

/s/ Rebecca Green Birdsall
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Michele Green
(Print Full Name of Purchaser)

/s/ Michele Green
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Donald & Maureen Green Living Trust
(Print Full Name of Purchaser)

/s/ Donald Green
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Victoria Green - Comfort
(Print Full Name of Purchaser)

/s/ Victoria Green Comfort
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Jamie Greenwald
(Print Full Name of Purchaser)

/s/ Jamie Greenwald
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

James Hoeck and Tara O’Keefe Family Trust
(Print Full Name of Purchaser)

/s/ James T. Hoeck
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Hot Springs Company
(Print Full Name of Purchaser)

/s/ A. Crawford Cooley
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

HS Portfolio, LP.
(Print Full Name of Purchaser)

/s/ Michael Schulman
(Sign Name)

Manager
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

HUITUNG INVESTMENTS (BVI) LIMITED
(Print Full Name of Purchaser)

/s/ Tsui-Hui Huang
(Sign Name)

President
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Stan Hung
(Print Full Name of Purchaser)

/s/ Stan Hung
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors” Rights Agreement as of the date first set forth above.

PURCHASERS:

Scott Jacobsen
(Print Full Name of Purchaser)

/s/ Scott Jacobsen
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

JBCL O’Brien Partners L.P.
(Print Full Name of Purchaser)

/s/ Judith O’Brien
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Wendy S. Jennings
(Print Full Name of Purchaser)

/s/ Wendy S. Jennings
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

JJW Investments LP
(Print Full Name of Purchaser)

/s/ John Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The John Sheldon & Jill Sheldon Family Trust Dated May 1, 2002
(Print Full Name of Purchaser)

/s/ John C. Sheldon
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Jupiter Global Profits
(Print Full Name of Purchaser)

/s/ Duen Chian Cheng
(Sign Name)

Director
(Title, if applicable)

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Frank P. Krasovec
(Print Full Name of Purchaser)

/s/ Frank P. Krasovec
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Peter Lamronica
(Print Full Name of Purchaser)

/s/ Peter Lamronica
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Larry Greenspon Declaration of Trust dtd 1/28/91
(Print Full Name of Purchaser)

/s/ Larry Greenspon
(Sign Name)

Trustee
(Title, if applicable)

Address:	_________
_________

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Frank S Lee
(Print Full Name of Purchaser)

/s/ Frank S Lee
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Legacy Private Technology Partners, Ltd.
(Print Full Name of Purchaser)

/s/ Stephen Sprengnether
(Sign Name)

Investment Officer + VP of GP
(Title, if applicable)

Address:	600 Jefferson, Suite 300
Houston, TX 77002

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Yoseph L. Linde
(Print Full Name of Purchaser)

/s/ Yoseph L. Linde
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Lovepeace LLC
(Print Full Name of Purchaser)

/s/ Christopher Blair
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

DONALD L. LUCAS, TTEE Donald L. Lucas & Lygia S. Lucas Trust DTD 12-3-84
(Print Full Name of Purchaser)

/s/ Donald L. Lucas
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

DONALD L. LUCAS, SUCC TTEE Donald L. Lucas Profit Sharing Trust DTD 1-1-84
(Print Full Name of Purchaser)

/s/ Donald L. Lucas
(Sign Name)

Successor Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Lucas Brothers Foundation
(Print Full Name of Purchaser)

/s/ Donald L. Lucas
(Sign Name)

Chairman
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Lucas Venture Group II, LLC
(Print Full Name of Purchaser)

/s/ Donald A. Lucas
(Sign Name)

Managing Member
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Michael J. Luning
(Print Full Name of Purchaser)

/s/ Michael J. Luning
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Luning, Michael J. and Kathy Luning as Community Property with Rights of Survivorship
(Print Full Name of Purchaser)

/s/ Michael J. Luning / /s/ Kathy Luning
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Luning, Kathy, Married Woman as Her Sole and Separate Property
(Print Full Name of Purchaser)

/s/ Kathy Luning
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

LUGISPV, LLC
(Print Full Name of Purchaser)

/s/ Donald A. Lucas
(Sign Name)

Managing Member
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Madrone Investments LP
(Print Full Name of Purchaser)

/s/ Leonard Loventhal
(Sign Name)

Signatory of the General Partners
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Manzanita Investments LP
(Print Full Name of Purchaser)

/s/ Leonard Loventhal
(Sign Name)

Signatory of General Partners
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

MCP Entrepreneur Partners II LP
(Print Full Name of Purchaser)

/s/ Paul S. Madera
(Sign Name)

Managing Director
(Title, if applicable)

Address:	Meritech Capital Partners
245 Lytton Avenue
Palo Alto, CA 94303

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Meritech Capital Affiliates II LP
(Print Full Name of Purchaser)

/s/ Paul S. Madera
(Sign Name)

Managing Director
(Title, if applicable)

Address:	Meritech Capital Partners
245 Lytton Avenue
Palo Alto, CA 94303

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Meritech Capital Partners II LP
(Print Full Name of Purchaser)

/s/ Paul S. Madera
(Sign Name)

Managing Director
(Title, if applicable)

Address:	Meritech Capital Partners
245 Lytton Avenue
Palo Alto, CA 94303

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Mesbic Ventures, Inc.
(Print Full Name of Purchaser)

/s/ Donald R. Lawhorne
(Sign Name)

President & CEO
(Title, if applicable)

Address:	2435 N. Central Expwy, STE. 200
Richardson, TX 75080

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Michael A Sheldon & Nancy A Sheldon Family Trust
(Print Full Name of Purchaser)

/s/ Michael A Sheldon
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Michael J. Sandifer Trust
(Print Full Name of Purchaser)

/s/ Michael J. Sandifer
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

MontBrook Limited
(Print Full Name of Purchaser)

(Sign Name)

(Title, if applicable)

/s/ June McCloskey	/s/ June McCloskey
Fornells Limited Director	Lizard Limited Director	Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Morgenthaler Partners VII, L.P. By: Morgenthaler Management Partners VII, LLC, Its Managing Partner
(Print Full Name of Purchaser)

/s/ Gary J. Mongenthaler
(Sign Name)

Gary J. Mongenthaler Member
(Title, if applicable)

Address:	2710 Sand Hill Road, Suite 100
Menlo Park, CA 94025

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Darren Marino
(Print Full Name of Purchaser)

/s/ Darren Marino
(Sign Name)

Vice President, Business Development, HNM
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

National Technology Enterprises Company
(Print Full Name of Purchaser)

/s/ Farouk A Bata-Ki
(Sign Name)

CHAIRMAN
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

New Enterprise Associates 8A, Limited Partnership

By: NEA Partners 10, Limited Partnership, its general partner

By:	/s/ Eugene A. Trainor, III
a general partner

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

New Enterprise Associates 9, Limited Partnership

By: NEA Partners 9, Limited Partnership, its general partner

By:	/s/ Charles W. Newhall, III
a general partner

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

New Enterprise Associates VIII, Limited Partnership

By: NEA Partners VIII, Limited Partnership, its general partner

By:	/s/ Charles W. Newhall, III
a general partner

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

New Enterprise Associates 10, Limited Partnership

By: NEA Partners 10, Limited Partnership, its general partner

By:	/s/ Eugene A. Trainor, III
a general partner

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Noor Financial Investment Co.
(Print Full Name of Purchaser)

/s/ Ehsan Haghighi
(Sign Name)

Associate Director
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Northern Rivers Silicon Valley Access Fund LP
(Print Full Name of Purchaser)

/s/ Peter Blaiklock
(Sign Name)

Peter Blaiklock Vice President, Secretary-Treasurer Northern Rivers Silicon Valley Access Fund (GP) Inc., its General Partner
(Title, if applicable)

Address:
Royal Bank Plaza North Tower, Suite 2000 200 Bay Street Toronto ON M5J 2J2 Canada

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Northport Investments, LLC
(Print Full Name of Purchaser)

/s/ Tyson W. Morgan
(Sign Name)

Managing Partner
(Title, if applicable)

Address:	One Northfield Plaza, Ste. 225
Northfield, IL 60093

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Northport XX Late Stage Private Equity, LLC
(Print Full Name of Purchaser)

/s/ Tyson W. Morgan
(Sign Name)

Managing Partner
(Title, if applicable)

Address:	One Northfield Plaza, Ste. 225
Northfield, IL 60093

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Northwestern University
(Print Full Name of Purchaser)

/s/ William H. McLean
(Sign Name)

Chief Investment Officer
(Title, if applicable)

Address:	1800 Sherman Ave., Suite 400
Evanston, IL 60201

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Open Field Retirement Ben’Scheme
(Print Full Name of Purchaser)

/s/ R M Griffin
(Sign Name)

Griffin
(Title, if applicable)

Address:	c/o Bourse Trust
Havelet House
181 South Esplanade
St. Peter Port
Guernsey
GY1 1AN

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Open Field Retirement Ben’Scheme
(Print Full Name of Purchaser)

/s/ Robert Griffin
(Sign Name)

Beneficiary
(Title, if applicable)

Address:	c/o Bourse Trust
Havelet House
181 South Esplanade
St. Peter Port
Guernsey
GY1 1AN

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Orion VC I, LLC
(Print Full Name of Purchaser)

/s/ H. Thomas Helen III
(Sign Name)

President
(Title, if applicable)

Address:	50 Francisco Street, Suite 203
San Francisco, CA 94133

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Pacesetter SBIC Fund, Inc.
(Print Full Name of Purchaser)

/s/ Donald Lawhorne
(Sign Name)

President & CEO
(Title, if applicable)

Address:	2435 N Central _, Ste 200
Richardson, TX 75080

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Pascha Capital Management Ltd
(Print Full Name of Purchaser)

/s/ Peng Ren Pan
(Sign Name)

Director
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Brian Eliot Peierls
(Print Full Name of Purchaser)

/s/ Brian Eliot Peierls
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

E. Jeffrey Peierls
(Print Full Name of Purchaser)

/s/ E. Jeffrey Peierls
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Peierls Foundation Inc.
(Print Full Name of Purchaser)

/s/ E. Jeffrey Peierls
(Sign Name)

President
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

U.D. Ethel F. Peierls Charitable Lead Trust
(Print Full Name of Purchaser)

/s/ E. Jeffrey Peierls
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

U.D.J.N. Peierls for B.E. Peierls
(Print Full Name of Purchaser)

/s/ E. Jeffrey Peierls
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

U.D.J.N. Peierls for E.J. Peierls
(Print Full Name of Purchaser)

/s/ E. Jeffrey Peierls
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Philip B. Simon & Donald L. Lucas, Trustees of the David Ferris Ellison Trust dtd 12/7/83
(Print Full Name of Purchaser)

/s/ Philip B. Simon, Trustee/Donald L. Lucas, Trustee
(Sign Name)

Philip B. Simon, Trustee / Donald L. Lucas, Trustee
(Title, if applicable)

Address:	c/o Lawrence Investments, LLC.
101 Ygnacio Valley Rd., Suite 320
Walnut Creek, CA 94596

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Philip B. Simon & Donald L. Lucas, Trustees of the Margaret Elizabeth Ellison Trust dtd 2/7/86
(Print Full Name of Purchaser)

/s/ Philip B. Simon, Trustee/Donald L. Lucas, Trustee
(Sign Name)

Philip B. Simon, Trustee / Donald L. Lucas, Trustee
(Title, if applicable)

Address:	c/o Lawrence Investments, LLC.
101 Ygnacio Valley Rd., Suite 320
Walnut Creek, CA 94596

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Michael R. Posehn Trust Established 12/17/08
(Print Full Name of Purchaser)

/s/ Michael R. Posehn
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Private Opportunities Fund, L.P. N. Govett
(Print Full Name of Purchaser)

/s/ N. Govett
(Sign Name)

Alternate Director
(Title, if applicable)

Address:	Shamrock GP LTD, Acting as Sole Managing Member of SPO GP LLC
The General Partner of Private Opportunities Fund, L.P.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Randolph Associates
(Print Full Name of Purchaser)

/s/ Matthew E. Steinmetz
(Sign Name)

Matthew E. Steinmetz, Managing Partner
(Title, if applicable)

Address:	300 North LaSalle
Chicago, IL 60654

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Raptor Private Portfolio L.P. by Raptor Capital Management LP
(Print Full Name of Purchaser)

/s/ Brian Daly
(Sign Name)

General Counsel
(Title, if applicable)

Address:	c/o Raptor Capital Management LP
50 Rowes Wharf #6th Boston, MA 02110

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Richard A Forsythe Revocable Trust, Dated 1/22/85
(Print Full Name of Purchaser)

/s/ Richard A. Forsythe
(Sign Name)

Richard A. Forsythe Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Richard Petit, Trustee, Richard Petit Trust
(Print Full Name of Purchaser)

/s/ Richard Petit
(Sign Name)

Trustee
(Title, if applicable)

Address:	c/o Morgan Stanley 2725 Sand Hill Rd
Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Robert E Dods 1994 Revocable Trust
(Print Full Name of Purchaser)

/s/ Robert E Dods
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Robert S. Colman Trust UDT 3/13/85
(Print Full Name of Purchaser)

/s/ Robert S. Colman
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

RWI Groups III, L.P.
(Print Full Name of Purchaser)

/s/ Donald A. Lucas
(Sign Name)

Managing Member
(Title, if applicable)

Address:	2440 Sand Hill Road, Ste. 100 Menlo Park CA 94025

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

RWI Ventures I, L.P.
(Print Full Name of Purchaser)

/s/ Donald A. Lucas
(Sign Name)

Managing Member
(Title, if applicable)

Address:	2440 Sand Hill Rd, Ste. 100 Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS: Saints Capital V, L.P.

By: Saints Capital V, LLC its General Partners
(Print Full Name of Purchaser)

/s/ David P. Quinlivan
(Sign Name)

Managing Member
(Title, if applicable)

Address:	475 Sansone Street Suite 1850 San Francisco, CA 94111

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Sand Hill Financial Company
(Print Full Name of Purchaser)

/s/ Donald L. Lucas
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Michael J. Sanidfer
(Print Full Name of Purchaser)

/s/ Michael J. Sanidfer
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Timothy P. Savageaux
(Print Full Name of Purchaser)

/s/ Timothy P. Savageaux
(Sign Name)

(Title, if applicable)

Address:	_________________________

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

J. Brian Schaer
(Print Full Name of Purchaser)

/s/ J. Brian Schaer
(Sign Name)

(Title, if applicable)

Address:	_____________________________

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Second City Capital Partners I, Limited Partnership
(Print Full Name of Purchaser)

/s/ Sam Belzberg
(Sign Name)

Chairman - Sam Belzberg
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Sheldon Family Trust dtd 8-31-88
(Print Full Name of Purchaser)

/s/ C W Sheldon
(Sign Name)

Trustee
(Title, if applicable)
Address:_________

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Rakesh Sharma
(Print Full Name of Purchaser)

/s/ Rakesh Sharma
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Shengtung Venture Capital Corp.
(Print Full Name of Purchaser)

/s/ Tsui Hui Huang
(Sign Name)

President
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Peter Shidler
(Print Full Name of Purchaser)

/s/ Peter Shidler
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Douglas A. Smith
(Print Full Name of Purchaser)

/s/ Douglas A. Smith
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

James Stableford
(Print Full Name of Purchaser)

/s/ James Stableford
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

St. Francis High School EDGE Fund
(Print Full Name of Purchaser)

/s/ Kevin J. Makley
(Sign Name)

President
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

St. Francis High School Growth Fund
(Print Full Name of Purchaser)

/s/ Kevin J. Makley
(Sign Name)

President
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Board Of Trustees Of The Leland Stanford Junior University (DAPERI)
(Print Full Name of Purchaser)

/s/ Martina S. Poquer
(Sign Name)

Martina S. Poquer Managing Director Seperate Investments Division
(Title, if applicable)

Address:	Stanford Management Company
2770 Sand Hill Road Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Dan E. Steimle
(Print Full Name of Purchaser)

/s/ Dan E. Steimle
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Steven R. Bragonier and Shirley L. Bragonier 1995 Inter Vivos Trust
(Print Full Name of Purchaser)

/s/ Steven R. Bragonier and Shirley L. Bragonier
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

St. Paul Teachers’ Retirement Fund
(Print Full Name of Purchaser)

/s/ Phillip Kapler
(Sign Name)

Executive Director
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Tako Ventures, LLC
(Print Full Name of Purchaser)

/s/ Philip B. Simon
(Sign Name)

BY:	Cepha Lopod Corporation, Member
Philip B. Simon, President
(Title, if applicable)

Address:	C/O Lawrence Investments, LLC
101 Vinacio Valley RD., Suite 320
Walnut Creek, CA 90596

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Henry W. Taylor and Anna J. Taylor
(Print Full Name of Purchaser)

/s/ Henry W. Taylor and Anna J. Taylor
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Teton Capital Company
(Print Full Name of Purchaser)

/s/ Donald L. Lucas
(Sign Name)

General Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Tomasetta Family Partnership
(Print Full Name of Purchaser)

/s/ Louis R. Tomasetta
(Sign Name)

6P
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Toronto Angel Group Force 10 Holding LP
(Print Full Name of Purchaser)

/s/ Greg Edwards
(Sign Name)

Greg Edwards, General Partner Greg Edwards Management Inc.
(Title, if applicable)

Address:	Greg Edwards Management Inc.
12 Moorehill Drive
Toronto, Canada
M46141

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Tudor Ventures II LP
(Print Full Name of Purchaser)

/s/ Robert Forlenza
(Sign Name)

Managing Partner
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

UMC Capital Corporation
(Print Full Name of Purchaser)

/s/ Duen-Chian-Cheng
(Sign Name)

President
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

U.S. Venture Partners VI, L.P.
USVP VI Affiliates Fund, L.P.
USVP Entrepreneur Partners VI, L.P.
2180 Associates Fund VI, L.P.
By Presidio Management Group VI, L.L.C.
The General Partner of Each
(Print Full Name of Purchaser)

By:	/s/ Michael P. Maher
Michael P. Maher, Attorney-in-Fact

Address:
U.S. Venture Partners
Attn: Chief Financial Officer
2735 Sand Hill Road
Menlo Park CA 94025
Email:deals@usvp.com
Fax:(650) 854-3018

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restate Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Van Wagoner Capital Partners, L.P.
(Print Full Name of Purchaser)

/s/ Garrett Van Wagoner
(Sign Name)

Garrett Van Wagoner, General Partner
(Title, if applicable)

Address:	Three Embarcadero Center, Suite 1120
San Francisco, CA 94111

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Van Wagoner Crossover Fund, LP
(Print Full Name of Purchaser)

/s/ Garrett Van Wagoner
(Sign Name)

Garrett Van Wagoner, Managing Member-General Partner
(Title, if applicable)

Address:	Three Embarcadero Center, Suite 1120
San Francisco, CA 94111

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Vishal Verma
(Print Full Name of Purchaser)

/s/ Vishal Verma
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

VERTEX ASIA GROWTH LTD
(Print Full Name of Purchaser)

/s/ Lau Shun Kiu
(Sign Name)

Lau Shun Kiu
Director
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Vestal Venture Capital
(Print Full Name of Purchaser)

/s/ Allan R. Lyons
(Sign Name)

Managing Member & The Managing LP
(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Right Agreement as of the date first set forth above.

PURCHASERS:

Vision Venture Capital Corporation
(Print Full Name of Purchaser)

/s/ Bo C. Lu
(Sign Name)

Chairman
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

FOUNDER:

John W Webley
(Print Full Name of Purchaser)

/s/ John W Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

John W Webley
(Print Full Name of Purchaser)

/s/ John W Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Webley Family Trust
(Print Full Name of Purchaser)

/s/ John W Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Elizabeth A Webley Irrevocable Trust
Dtd October 30, 2001
(Print Full Name of Purchaser)

/s/ John Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The John E A Webley Irrevocable Trust Dtd October 30, 2001
(Print Full Name of Purchaser)

/s/ John Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Sarah Webley Irrevocable Trust Dtd October 30, 2001
(Print Full Name of Purchaser)

/s/ John Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

The Milan L. Webley Irrevocable Trust Dtd October 30, 2001
(Print Full Name of Purchaser)

/s/ John Webley
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Marc Weiss
(Print Full Name of Purchaser)

/s/ Marc Weiss
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

White Family Trust
(Print Full Name of Purchaser)

/s/ William C. White
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Matthew T. White
(Print Full Name of Purchaser)

/s/ Matthew T. White
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Matthew & Melissa White
(Print Full Name of Purchaser)

/s/ Matthew White & Melissa White
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Worldview Technology Partners III, L.P.
Worldview Technology International III, L.P.
Worldview Strategic Partners III, L.P.
Worldview III Carrier Fund, L.P.

By: Worldview Capital III, L.P., It’s General Partner
By: Worldview Equity I, L.L.C., It’s General Partner

/s/ James Strawbridge
By: James Strawbridge, Attorney-in-Fact For Worldview Equity I, L.L.C.

Worldview Technology Partners IV, L.P.
Worldview Technology International IV, L.P.
Worldview Strategic Partners IV, L.P.

By: Worldview Capital IV, L.P., It’s General Partner
By: Worldview Equity I, L.L.C., It’s General Partner

/s/ James Strawbridge
By: James Strawbridge, Attorney-in-Fact for Worldview Equity I, L.L.C.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Jung-Kung Yang
(Print Full Name of Purchaser)

/s/ Jung-Kung Yang
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Bert L. Zaccaria
(Print Full Name of Purchaser)

/s/ Bert L. Zaccaria
(Sign Name)

(Title, if applicable)

Address:	[Intentionally deleted]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first set forth above.

PURCHASERS:

Zainer Rinehart Clarke Profit Sharing Plan FBO Timothy Zainer and Richard Clarke
(Print Full Name of Purchaser)

/s/ Timothy P. Zainer
(Sign Name)

Trustee
(Title, if applicable)

Address:	[Intentionally deleted]

EXHIBIT A

Schedule of Purchasers

SERIES A PURCHASERS:

557 Group c/o Gregory V. Vaughn 555 California Street, Suite 2200 San Francisco, CA 94104	L. Steven Ashley Morgan Stanley 2725 Sand Hill Rd., Bldg. C, Suite 100 Menlo Park, CA 94025
Anna Bek [intentionally omitted]	Blackboard Ventures Inc. c/o Teachers’ Private Capital 5650 Yonge Street Toronto, ON M2M 4H5 CANADA
California State Teachers’ Retirement System Attn: Richard Rose 100 Waterfront Place, 14th Floor West Sacramento, CA 95605-2807	Ralph H. Cechettini P.O. Box 326 Oakville, CA 94562
Ciena Corporation 1201 Winterson Road Linthicum, Maryland 21090 Attention: David Rothenstein	Emily Lay Custodio [intentionally omitted]
Michael J. Ellis [intentionally omitted]	Paul M. Fernes [intentionally omitted]
Gerlach & Co. fbo Remy Sulzer [intentionally omitted]	Stanley D. Jennings [intentionally omitted]
Joel Maloney Crummey Trust [intentionally omitted]	Sohail Khan [intentionally omitted]
Sangbum Kim IRA #819-865 c/o BH Asset Management 2520 Sacramento Street San Francisco, CA 94115	Sangbum Sam Kim c/o BH Asset Management 2520 Sacramento Street San Francisco, CA 94115

1

Joseph Klemm [intentionally omitted]	Knotty & Co. Robert Mendez DTCC/New York Window 55 Water Street New York, NY 10041
Frank Lay & Jean Lay [intentionally omitted]	MC Silicon Valley, Inc. 800 W. El Camino Real, Suite 420 Mountain View, CA 94040
Millennium TMT Fund Turin Networks Investments Ltd. c/o Millennium Finance Corporation The Gate at the DIFC, East Wing, Level 2 P.O. Box 125952 Dubai, United Arab Emirates	Mizuho Capital No. 2 Limited Partnership Nihombashi Kabutocho Chuo-Ku Tokyo 103-0026 JAPAN
Barbara Naylor [intentionally omitted]	Duncan Naylor, Trustee, Naylor 1992 Revocable Trust c/o Barbara Naylor [intentionally omitted]
Drew Perkins Infinera Corp. 169 Java Drive Sunnyvale, CA 94089	Benjamin B. Quinones [intentionally omitted]
Sandstone Ventures, LLC Attn: Michael J. Roberts 6684 Gunpark Drive East, Suite 1500 Boulder, CO 80301	Shaundell Ross Crummey Trust 6666 Gunpark Drive East, Suite 201 Boulder, CO 80301
Joe S. & Joan B. Sheppard, JTWROS [intentionally omitted]	JoAnn Sherwood [intentionally omitted]
Somsubhra and Debarati Sikdar Family Trust [intentionally omitted]	Robert C. Stiltz and Chin Stiltz, JTWROS [intentionally omitted]
Arthur A. Stone [intentionally omitted]	Max Straube [intentionally omitted]
James P. Sullivan and Marlene L. Sullivan [intentionally omitted]	Cornelia Sulzer [intentionally omitted]

2

Joelle Jeanne Sulzer-Bernt [intentionally omitted]	Pascal Sulzer [intentionally omitted]
Remy Sulzer [intentionally omitted]	Telos Ventures Management II, LLC Telos Venture Partners Attn: Bruce Bourbon 835 Page Mill Road Palo Alto, CA 94304
Devendra & Hem Verma [intentionally omitted]	W.R. Hambrecht + Co., Inc. c/o Mark M. Sugino, Esq. Reboul MacMurray 45 Rockefeller Plaza New York, NY 10111
Wha Shim Han Keogh #786-200 c/o BH Asset Management 2520 Sacramento Street San Francisco, CA 94115	WS Investments 99B c/o James Terranova 651 Page Mill Road Palo Alto, CA 94304
WS Investment Company 2000A c/o James Terranova 651 Page Mill Road Palo Alto, CA 94304

3

SERIES A-1 PURCHASERS:

Advanced Equities Force10 Investments I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Force10 Investments II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
Advanced Equities Late Stage Opportunities Fund I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Turin Investments I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
Advanced Equities Turin Investments II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Turin Investments III, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
Advanced Equities Turin Investments IV, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Venture Partners 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI 2006 Venture Investment III, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI 2006 Venture Investment IV, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI 2007 Venture Access Fund I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI 2007 Venture Access Fund II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI 2007 Venture Investments I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI 2007 Venture Investments II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI Silicon Valley Fund I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AG 91 Trust U/A/D 12/18/91 440 LaSalle, Suite 650 Chicago, IL 60605
Amberbrook IV LLC 25 E. 86th Street New York, NY 10028	Andrew Cader Foundation [intentionally omitted]

4

Ron Antipa Deutsche Bank Alex. Brown 101 California Street, 46th Floor San Francisco, CA 94111	Artis Aggressive Growth, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Microcap Master Fund, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	Artis Partners (Institutional), L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Partners 2X Ltd. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	Artis Partners 2X, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Partners 2X (Institutional), L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	Artis Partners Ltd. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Partners, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	ASA Opportunity Fund L.P. Attn: Robert D. Furst, Jr. 601 Carlson Parkway, Suite 610 Minnetonka, MN 55305
Augury Capital Partners, LP 8025 Forsyth Blvd. St. Louis, MO 63105	Bay Partners LS Fund, L.P. 490 S. California Ave., Suite 200 Palo Alto, CA 94306 Attention: Maria Ruiz
Jennel Belluomini c/o Don Green [intentionally omitted]	Rebecca Green Birdsall c/o Don Green [intentionally omitted]
Thomas Birdsall c/o Don Green [intentionally omitted]	Thomas H. Birdsall, Trustee, The Michael Green Irrevocable Trust Dated June 11, 1998 c/o Don Green [intentionally omitted]

5

Black Diamond Ventures XI, LLC Attn: Christopher B. Lucas 450 N. Brand Blvd., Suite 600 Glendale, CA 91203	Cadence Design Systems, Inc. Legal Department 2655 Seely Ave., Building 5 San Jose, CA 95134 Attn: Sharon Segev
CAMOFI Master LDC c/o Centrecourt Asset Management LLC 350 Madison Avenue, 8th Floor New York, New York 10017	Capital Venture Fund II Co., Ltd. Attn: Philip Chuang 10F, 261, Sung-Chiang Rd., Taipei TAIWAN R.O.C.
Cassin 1997 Charitable Trust UTA dated 1/28/97 c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025	Cassin Educational Initiative Foundation c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025
Cassin Family Partners c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025	Cassin Family Trust U/D/T dated January 31, 1996 c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025
Robert S. Cassin Charitable Trust UTA dated 2/20/97 c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025	Kuang-Chin Chang [intentionally omitted]
John Comfort c/o Don Green [intentionally omitted]	Coral’s Momentum Fund, Limited Partnership Attn: Todd Ortberg Coral Group 60 S. Sixth Street, Suite 2210 Minneapolis, MN 55402
Crescent 1, LP 399 Park Avenue, 39th Floor New York, NY 10022	Crosslink Crossover Fund IV, L.P. c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111
Crosslink Omega Ventures IV GmbH & Co. KG c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111	Crosslink Ventures IV, L.P. c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111

6

Offshore Crosslink Omega Ventures IV c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111	Omega Bayview IV, LLC c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111
CRS Fund, Ltd. 399 Park Avenue, 39th Floor New York, NY 10022	Cyrus Opportunities Master Fund II, Ltd Attn: Robert A. Nisi 399 Park Avenue, 39th Floor New York, NY 10022
DCM Affiliates Fund III, L.P. 2420 Sand Hill Road Building 2, Suite 200 Menlo Park, CA 94025	DCM III, L.P. 2420 Sand Hill Road Building 2, Suite 200 Menlo Park, CA 94025
DCM III-A, L.P. 2420 Sand Hill Road Building 2, Suite 200 Menlo Park, CA 94025	David F. Ellison c/o Lawrence Investments, LLC 101 Ygnacio Valley Road, Suite 320 Walnut Creek, CA 94596-4061
Tim Emanuels c/o Morgan Stanley 555 California Avenue, Suite 1400 San Francisco, CA 94104	Feshbach Family Trust [intentionally omitted]
First Top Technologies, Ltd. Attn: Larry Pan 2146 Paseo del Oro San Jose, CA 95124	Florentine Siena Partners, LLC 50 Francisco Street, Suite 203 San Francisco, CA 94133
G & H Partners 1200 Seaport Blvd. Redwood City, CA 94063	GCWF Investment Partners II c/o DLA Piper LLP (US) 401 B Street, Suite 1700 San Diego, CA 92101-4297
GD Management LLC c/o Don Green [intentionally omitted]	James S. Ginsburg [intentionally omitted]
Glynn Investment Co. L.L.C. Attn: John Glynn 3000 Sand Hill Road, Bldg. 4, Suite 235 Menlo Park, CA 94025	Glynn Ventures IV, L.P. Attn: John Glynn 3000 Sand Hill Road, Bldg. 4, Suite 235 Menlo Park, CA 94025

7

Glynn Ventures V, L.P. Attn: John Glynn 3000 Sand Hill Road, Bldg. 4, Suite 235 Menlo Park, CA 94025	Green UK Family L.P. c/o Don Green [intentionally omitted]
Green Venture Capital, L.P. c/o Don Green [intentionally omitted]	Green Venture Capital II, L.P. c/o Don Green [intentionally omitted]
David Green c/o Don Green [intentionally omitted]	Daysy Green c/o Don Green [intentionally omitted]
Donald and Maureen Green c/o Don Green [intentionally omitted]	Donald and Maureen Green Living Trust, Dated October 19, 1990, as amended c/o Don Green [intentionally omitted]
Duncan Green c/o Don Green [intentionally omitted]	Duncan Green, Trustee, Jessica D. Belluomini Irrevocable Trust Dated December 6, 1999 c/o Don Green [intentionally omitted]
Duncan Green, Trustee, Nicholas D. Comfort Irrevocable Trust Dated December 6, 1999 c/o Don Green [intentionally omitted]	Duncan Green, Trustee, The Duncan J. Birdsall Irrevocable Trust Dated October 20, 2000 c/o Don Green [intentionally omitted]
Duncan Green, Trustee, The Kyle T. Comfort Irrevocable Trust Dated October 19, 2000 c/o Don Green [intentionally omitted]	Michelle Green c/o Don Green [intentionally omitted]
Victoria Green-Comfort c/o Don Green [intentionally omitted]	Jamie Greenwald [intentionally omitted]
James Hoeck and Tara O’Keefe Family Trust [intentionally omitted]	Hot Springs Company c/o Robert Cooley P.O. Box 1146 Novato, CA 94948

8

HS Portfolio, LP c/o H&S Ventures LLC Attn: Tom Ricks or Sue Stein 2101 East Coast Highway, Third Floor Corona del Mar, CA 92625	Huitung Investments (BVI) Ltd. Attn: Philip Chuang 10F, 261, Sung-Chiang Rd., Taipei TAIWAN R.O.C.
Stan Hung [intentionally omitted]	Charles Isgar [intentionally omitted]
Scott Jacobsen [intentionally omitted]	JBCL O’Brien Partners, L.P. c/o Judith O’Brien [intentionally omitted]
Wendy Jennings [intentionally omitted]	JJW Investments, LP [intentionally omitted]
Jupiter Global Profits, Ltd. Attn: Duen-Chian Cheng 8F, 5, Alley 1, Lane 5, Sec. 3, Jan Ai Rd. Taipei 106 TAIWAN	Frank P. Krasovec [intentionally omitted]
Peter J. LaMonica [intentionally omitted]	Peter J. LaMonica or Exine LaMonica or Cybele LaMonica Attn: Peter LaMonica [intentionally omitted]
Peter J. LaMonica or Marc LaMonica or Cybele LaMonica Attn: Peter LaMonica [intentionally omitted]	Larry Greenspon Declaration of Trust dtd 1/28/91 [intentionally omitted]
Frank S. Lee [intentionally omitted]	Legacy Private Technology Partners, Ltd. Legacy Trust Company 600 Jefferson, Suite 350 Houston, TX 77002
Yoseph Linde [intentionally omitted]	Lovepeace LLC Attn: Christopher Blair [intentionally omitted]

9

Donald L. Lucas & Lygia S. Lucas Trust Dtd. 12-3-84 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas	Donald L. Lucas, Trustee Donald L. Lucas Profit Sharing Trust Dated 1/1/84 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attention: Donald L. Lucas
The Lucas Brothers Foundation 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas	Lucas Venture Group II, LLC Attn: Donald A. Lucas 2440 Sand Hill Road, Suite 100 Menlo Park, CA 94025
Kathy Luning, married woman as her sole and separate property [intentionally omitted]	Michael J. Luning [intentionally omitted]
Michael J. Luning & Kathy Luning as community property with rights of survivorship Attn: Kathy Luning [intentionally omitted]	Madrone Investments LP Leonard Levenathal 3555 Timmons Lane, Suite 800 Houston, TX 77027
Manzanita Investments LP 3522 N. Janssen Ave. Chicago, IL 60657	MCP Entrepreneur Partners II, L.P. Attn: Paul Madera Meritech Capital Partners 245 Lytton Ave., Suite 350 Palo Alto, CA 94301
Meritech Capital Affiliates II, L.P. Attn: Paul Madera Meritech Capital Partners 245 Lytton Ave., Suite 350 Palo Alto, CA 94301	Meritech Capital Partners II, L.P. Attn: Paul Madera Meritech Capital Partners 245 Lytton Ave., Suite 350 Palo Alto, CA 94301
MESBIC Ventures, Inc. 2435 North Central Expressway, Suite 200 Richardson, TX 75080	Michael A. Sheldon & Nancy B. Sheldon Family Trust [intentionally omitted]
Michael R. Posehn Trust, 12/17/08 [intentionally omitted]	Cynthia M. Van Horne Trust, 4/9/09 [intentionally omitted]
Michael J. Sandifer Trust P.O. Box 156 Upperville, VA 20185	Montbrook Limited P.O. Box 472 St. Peters Hoe, Le Bordage St. Peter Port, Guernsey GY1 6AX UNITED KINGDOM

10

Morgenthaler Partners VII, L.P. 2710 Sand Hill Road, Suite 100 Menlo Park, CA 94025	Motorola, Inc. c/o Jennifer Hipelius 1303 E. Algonquin Road Schaumburg, IL 60196
National Technology Enterprises Company Attn: Izzat Abou Amarah P.O. Box 2294 Safat 13023 KUWAIT	New Enterprise Associates 10, L.P. Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025
New Enterprise Associates 8A, L.P. Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025	New Enterprise Associates 9, Limited Partnership Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025
New Enterprise Associates VIII LP Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025	Northern Rivers Silicon Valley Access Fund, LP P.O. Box 66, Royal Bank Plaza Toronto MSJ 2J2 CANADA
Northport Investments LLC One Northfield Plaza, Suite 225 Northfield, IL 60093	Northport XX Late Stage Private Equity LLC One Northfield Plaza, Suite 225 Northfield, IL 60093
Northwestern University Attn: Investment Department 1800 Sherman Ave., Suite 400 Evanston, IL 60201	Open Field Capital Retirement Benefit Scheme – Robert Griffin P.O. Box 646, Havelet Hoe 181 South Esplanade St. Peter Port, Guernsey GY1 3JS UNITED KINGDOM
Orion VC I, LLC 50 Francisco Street, Suite 203 San Francisco, CA 94133	Pacesetter SBIC Fund Attn: Rahul Vaid 2435 N. Central Expressway, Suite 200 Richardson, TX 75080
Pasha Capital Management, Ltd. Attn: Larry Pan 2146 Paseo del Oro San Jose, CA 95124	Brian Eliot Peierls [intentionally omitted]

11

E. Jeffrey Peierls [intentionally omitted]	The Peierls Foundation Inc. c/o U.S. Trust Co [intentionally omitted]
U.D. Ethel F. Peierls Charitable Lead Trust [intentionally omitted]	U.D. J.N. Peierls for B.E. Peierls Attn: E. Jeffrey Peierls [intentionally omitted]
U.D. J.N. Peierls for E.J. Peierls Attn: E. Jeffrey Peierls [intentionally omitted]	Philip Simon and Donald L. Lucas, Trustees of the David Ferris Ellison Trust dtd 12/7/1983 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas
Philip Simon and Donald L. Lucas, Trustees of the Margaret Elizabeth Ellison Trust dtd 2/7/86 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas	Private Opportunities Fund, L.P. c/o Pantheon Ventures Inc. Attn: Lily Wong, General Counsel 600 Montgomery Street, 23rd Floor San Francisco, CA 94111
Randolph Associates 200 East Randolph Drive Chicago, IL 60601	Richard A. Forsythe Revocable Trust, dated 1-22-85 [intentionally omitted]
Richard Petit Trust Attn: Richard Petit c/o Morgan Stanley 555 California Street, Suite 1400 San Francisco, CA 94104	Richard Petit, Trustee, Petit Family Trust Attn: Richard Petit c/o Morgan Stanley 555 California Street, Suite 1400 San Francisco, CA 94104
Debra D.L. and Paul A. Richied [intentionally omitted]	Robert S. Colman Trust u/d/t 3/13/85 [intentionally omitted]
Robert E. Dods 1994 Revocable Trust [intentionally omitted]	RWI Group III, L.P. Attn: William R. Baumel 2440 Sand Hill Road, Suite 100 Menlo Park, CA 94025
RWI Ventures I, L.P. Attn: William R. Baumel 2440 Sand Hill Road, Suite 100 Menlo Park, CA 94025	Saint Paul Teachers’ Retirement Fund Association Attn: Philip Kapler 1619 Dayton Ave., Room 309 Saint Paul, MN 55104-6206

12

Saints Capital V, L.P. Attn: Ken Sawyer 475 Sansome Street, Suite 1850 San Francisco, CA 94111	Sand Hill Financial Company 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attention: Donald L. Lucas
Michael J. Sandifer P.O. Box 156 Upperville, VA 20185	Timothy P. Savageaux [intentionally omitted]
J. Brian Schaer [intentionally omitted]	Second City Capital Partners I, Limited Partnership 1075 West Georgia Street, Suite 2600 Vancouver BC V6E 3C9 CANADA
Rakesh Sharma [intentionally omitted]	Sheldon Family Trust 8-31-88 [intentionally omitted]
Shengtung Venture Capital Corp. Attn: Philip Chuang 10F, 261, Sung-Chiang Rd., Taipei TAIWAN R.O.C.	Peter Shidler [intentionally omitted]
Douglas Smith [intentionally omitted]	St. Francis High School Edge Fund c/o Kevin Makley 1885 Miramonte Avenue Mountain View, CA 94040
St. Francis High School Growth Fund c/o Kevin Makley 1885 Miramonte Avenue Mountain View, CA 94040	James Stableford [intentionally omitted]
Dan Steimle [intentionally omitted]	Steven R. Bragonier and Shirley L. Bragonier 1995 Inter Vivos Trust [intentionally omitted]
Tako Ventures LLC c/o Philip Simon Howson & Simon 101 Ygnacio Valley Road, Suite 310 Walnut Creek, CA 94596	Henry W. and Anna J. Taylor [intentionally omitted]

13

Teton Capital Company 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attention: Donald L. Lucas	The Altar Rock Private Portfolio L.P. c/o Raptor Capital Management LP Attn: General Counsel 50 Rowes Wharf, 6th Floor Boston, MA 02110
The Anne W. Baker Revocable Trust UA 3/19/98, Anne W. Baker Trustee [intentionally omitted]	The Anschutz Corp. Attn: Scott T. Carpenter 555 17th Street, Suite 2400 Denver, CO 80202
The Board of Trustees of the Leland Stanford Junior University (DAPER I) Attn: Martina S. Poquet 2770 Sand Hill Road Menlo Park, CA 94025	The Christopher W. and Melissa J. Smith Baker Family Trust Attn: Christopher Baker [intentionally omitted]
The John Sheldon & Jill Sheldon Family Trust dated May 1, 2002 Attn: John Sheldon [intentionally omitted]	The Raptor Private Portfolio L.P. c/o Raptor Capital Management LP Attn: General Counsel 50 Rowes Wharf, 6th Floor Boston, MA 02110
Tomasetta Family Partnership, LP [intentionally omitted]	Toronto Angel Group Force 10 Holdings LP Attn: Greg Edwards 12 Moorehill Drive Toronto, Ontario M4G 1G1 CANADA
Tudor Ventures II, L.P. c/o Tudor Investments 50 Rowes Wharf, 5th Floor Boston, MA 02110	UMC Capital Corporation 488 DeGuigne Drive Sunnyvale, CA 94085
2180 Associates Fund VI, L.P. Attn: Michael Maher US Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025	U.S. Venture Partners VI, L.P. Attn: Michael Maher US Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025

14

USVP Entrepreneur Partners VI, L.P. Attn: Michael Maher US Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025	USVP VI Affiliates Fund, L.P. Attn: Michael Maher UA Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025
Van Wagoner Capital Partners, L.P. Attn: Garrett Van Wagoner Van Wagoner Capital Management 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111	Van Wagoner Crossover Fund, LP Attn: Garrett Van Wagoner Van Wagoner Capital Management 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111
Vishal Verma [intentionally omitted]	Vertex Technology Fund (III) Ltd. c.o Vertex Managmeent Ptd Ltd. Attn: CK Tan 250 North Bridge Road, Unit 05-01 Raffles City Tower SINGAPORE 179101
Vestal Venture Capital 92 Hawley Street; PO Box 1330 Binghamton, NY 13901	Vision Venture Capital Corporation 6F, No. 106, Ho-Ping East Road, Section 2 Taipei 106 TAIWAN
John W. Webley [intentionally omitted]	Webley Family Trust [intentionally omitted]
The Elizabeth A. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]	The John E.A. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]
The Milan L. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]	The Sarah A. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]
Marc Weiss [intentionally omitted]	White Family Trust Basin Street Properties 201 First Street, Suite 100 Petaluma, CA 94952
Matthew T. White Basin Street Properties 201 First Street, Suite 100 Petaluma, CA 94952	Matthew T. White and Melissa White Basin Street Properties 201 First Street, Suite 100 Petaluma, CA 94952

15

Worldview III Carrier Fund, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Worldview Strategic Partners III , L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404
Worldview Strategic Partners IV, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Worldview Technology International III, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404
Worldview Technology International IV, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Worldview Technology Partners III, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404
Worldview Technology Partners IV, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Jung-Kung Yang [intentionally omitted]
Bert L. Zaccaria [intentionally omitted]	Zainer Rinehart Clarke Profit Sharing Plan FBO Timothy Zainer and Richard Clarke Timothy Zainer Trustee 3510 Unocal Place, Suite 350 Santa Rosa, CA 95403

16

SERIES B PURCHASERS:

Advanced Equities Force10 Investments I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Force10 Investments II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
Advanced Equities Late Stage Opportunities Fund I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Turin Investments I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
Advanced Equities Turin Investments II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Turin Investments III, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
Advanced Equities Turin Investments IV, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	Advanced Equities Venture Partners 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI F10 Investment I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI F10 Investment II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI 2006 Venture Investment III, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI 2006 Venture Investment IV, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI 2007 Venture Access Fund I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI 2007 Venture Access Fund II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI 2007 Venture Investments I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AEI 2007 Venture Investments II, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606
AEI Silicon Valley Fund I, LLC 311 South Wacker Drive, Suite 1650 Chicago, IL 60606	AG 91 Trust U/A/D 12/18/91 440 LaSalle, Suite 650 Chicago, IL 60605

17

Amberbrook IV LLC 25 E. 86th Street New York, NY 10028	Andrew Cader Foundation [intentionally omitted]
Ron Antipa Deutsche Bank Alex. Brown 101 California Street, 46th Floor San Francisco, CA 94111	Artis Aggressive Growth, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Microcap Master Fund, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	Artis Partners (Institutional), L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Partners 2X Ltd. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	Artis Partners 2X, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Partners 2X (Institutional), L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	Artis Partners Ltd. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105
Artis Partners, L.P. c/o Artis Capital Management, L.P. One Market Plaza Steuart Street Tower, Suite 2700 San Francisco, CA 94105	ASA Opportunity Fund L.P. Attn: Robert D. Furst, Jr. 601 Carlson Parkway, Suite 610 Minnetonka, MN 55305
Augury Capital Partners, LP 8025 Forsyth Blvd. St. Louis, MO 63105	Bay Partners LS Fund, L.P. 490 S. California Ave., Suite 200 Palo Alto, CA 94306 Attention: Maria Ruiz
Jennel Belluomini c/o Don Green [intentionally omitted]	Rebecca Green Birdsall c/o Don Green [intentionally omitted]

18

Thomas Birdsall c/o Don Green [intentionally omitted]	Thomas H. Birdsall, Trustee, The Michael Green Irrevocable Trust Dated June 11, 1998 c/o Don Green [intentionally omitted]
Black Diamond Ventures XI, LLC Attn: Christopher B. Lucas 450 N. Brand Blvd., Suite 600 Glendale, CA 91203	Cadence Design Systems, Inc. Legal Department 2655 Seely Ave., Building 5 San Jose, CA 95134 Attn: Sharon Segev
CAMOFI Master LDC c/o Centrecourt Asset Management LLC 350 Madison Avenue, 8th Floor New York, New York 10017	Capital Venture Fund II Co., Ltd. Attn: Philip Chuang 10F, 261, Sung-Chiang Rd., Taipei TAIWAN R.O.C.
Cassin 1997 Charitable Trust UTA dated 1/28/97 c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025	Cassin Educational Initiative Foundation c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025
Cassin Family Partners c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025	Cassin Family Trust U/D/T dated January 31, 1996 c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025
Robert S. Cassin Charitable Trust UTA dated 2/20/97 c/o B.J. Cassin 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025	Kuang-Chin Chang [intentionally omitted]
John Comfort c/o Don Green [intentionally omitted]	Coral’s Momentum Fund, Limited Partnership Attn: Todd Ortberg Coral Group 60 S. Sixth Street, Suite 2210 Minneapolis, MN 55402

19

Crescent 1, LP 399 Park Avenue, 39th Floor New York, NY 10022	Crosslink Crossover Fund V, L.P. c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111
Crosslink Ventures IV GmbH & Co. KG c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111	Crosslink Ventures IV, L.P. c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111
Offshore Crosslink Ventures IV c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111	Omega Bayview IV, LLC c/o Crosslink Capital Attn: Michael Stark Two Embarcadero Center, Suite 2200 San Francisco, CA 94111
CRS Fund, Ltd. 399 Park Avenue, 39th Floor New York, NY 10022	Cyrus Opportunities Master Fund II, Ltd Attn: Robert A. Nisi 399 Park Avenue, 39th Floor New York, NY 10022
DCM Affiliates Fund III, L.P. 2420 Sand Hill Road Building 2, Suite 200 Menlo Park, CA 94025	DCM III, L.P. 2420 Sand Hill Road Building 2, Suite 200 Menlo Park, CA 94025
DCM III-A, L.P. 2420 Sand Hill Road Building 2, Suite 200 Menlo Park, CA 94025	David F. Ellison c/o Lawrence Investments, LLC 101 Ygnacio Valley Road, Suite 320 Walnut Creek, CA 94596-4061
Tim Emanuels c/o Morgan Stanley 555 California Avenue, Suite 1400 San Francisco, CA 94104	Feshbach Family Trust [intentionally omitted]
First Top Technologies, Ltd. Attn: Larry Pan 2146 Paseo del Oro San Jose, CA 95124	Florentine Siena Partners, LLC 50 Francisco Street, Suite 203 San Francisco, CA 94133

20

G & H Partners 1200 Seaport Blvd. Redwood City, CA 94063	GCWF Investment Partners II c/o DLA Piper LLP (US) 401 B Street, Suite 1700 San Diego, CA 92101-4297
GD Management LLC c/o Don Green [intentionally omitted]	James S. Ginsburg [intentionally omitted]
Glynn Investment Co. L.L.C. Attn: John Glynn 3000 Sand Hill Road, Bldg. 4, Suite 235 Menlo Park, CA 94025	Glynn Ventures IV, L.P. Attn: John Glynn 3000 Sand Hill Road, Bldg. 4, Suite 235 Menlo Park, CA 94025
Glynn Ventures V, L.P. Attn: John Glynn 3000 Sand Hill Road, Bldg. 4, Suite 235 Menlo Park, CA 94025	Green UK Family L.P. c/o Don Green [intentionally omitted]
Green Venture Capital, L.P. c/o Don Green [intentionally omitted]	Green Venture Capital II, L.P. c/o Don Green [intentionally omitted]
David Green c/o Don Green [intentionally omitted]	Daysy Green c/o Don Green [intentionally omitted]
Donald and Maureen Green c/o Don Green [intentionally omitted]	Donald and Maureen Green Living Trust, Dated October 19, 1990, as amended c/o Don Green [intentionally omitted]
Duncan Green c/o Don Green [intentionally omitted]	Duncan Green, Trustee, Jessica D. Belluomini Irrevocable Trust Dated December 6, 1999 c/o Don Green [intentionally omitted]
Duncan Green, Trustee, Nicholas D. Comfort Irrevocable Trust Dated December 6, 1999 c/o Don Green [intentionally omitted]	Duncan Green, Trustee, The Duncan J. Birdsall Irrevocable Trust Dated October 20, 2000 c/o Don Green [intentionally omitted]

21

Duncan Green, Trustee, The Kyle T. Comfort Irrevocable Trust Dated October 19, 2000 c/o Don Green [intentionally omitted]	Michelle Green c/o Don Green [intentionally omitted]
Victoria Green-Comfort c/o Don Green [intentionally omitted]	Jamie Greenwald [intentionally omitted]
James Hoeck and Tara O’Keefe Family Trust [intentionally omitted]	Hot Springs Company c/o Robert Cooley P.O. Box 1146 Novato, CA 94948
HS Portfolio, LP c/o H&S Ventures LLC Attn: Tom Ricks or Sue Stein 2101 East Coast Highway, Third Floor Corona del Mar, CA 92625	Huitung Investments (BVI) Ltd. Attn: Philip Chuang 10F, 261, Sung-Chiang Rd., Taipei TAIWAN R.O.C.
Stan Hung [intentionally omitted]	Charles Isgar [intentionally omitted]
Scott Jacobsen [intentionally omitted]	JBCL O’Brien Partners, L.P. c/o Judith O’Brien [intentionally omitted]
Wendy Jennings [intentionally omitted]	JJW Investments, LP [intentionally omitted]
Jupiter Global Profits, Ltd. Attn: Duen-Chian Cheng 8F, 5, Alley 1, Lane 5, Sec. 3, Jan Ai Rd. Taipei 106 TAIWAN	Frank P. Krasovec 98 San Jacinto Blvd. Suite 1300 Austin, TX 78701
Peter J. LaMonica [intentionally omitted]	Peter J. LaMonica or Exine LaMonica or Cybele LaMonica Attn: Peter LaMonica [intentionally omitted]

22

Peter J. LaMonica or Marc LaMonica or Cybele LaMonica Attn: Peter LaMonica [intentionally omitted]	Larry Greenspon Declaration of Trust dtd 1/28/91 [intentionally omitted]
Frank S. Lee [intentionally omitted]	Legacy Private Technology Partners, Ltd. Legacy Trust Company 600 Jefferson, Suite 350 Houston, TX 77002
Yoseph Linde [intentionally omitted]	Lovepeace LLC Attn: Christopher Blair [intentionally omitted]
Donald L. Lucas & Lygia S. Lucas Trust Dtd. 12-3-84 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas	Donald L. Lucas, Trustee Donald L. Lucas Profit Sharing Trust Dated 1/1/84 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attention: Donald L. Lucas
The Lucas Brothers Foundation 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas	Lucas Venture Group II, LLC Attn: Donald A. Lucas 2440 Sand Hill Road, Suite 100 Menlo Park, CA 94025
LVG I SPV, LLC Attn: Donald A. Lucas 2440 Sand Hill Road, Suite 100 Menlo Park, CA 94025	Kathy Luning, married woman as her sole and separate property [intentionally omitted]
Michael J. Luning [intentionally omitted]	Michael J. Luning & Kathy Luning as community property with rights of survivorship Attn: Kathy Luning [intentionally omitted]
Madrone Investments LP Leonard Levenathal 3555 Timmons Lane, Suite 800 Houston, TX 77027	Manzanita Investments LP 3522 N. Janssen Ave. Chicago, IL 60657

23

MCP Entrepreneur Partners II, L.P. Attn: Paul Madera Meritech Capital Partners 245 Lytton Ave., Suite 350 Palo Alto, CA 94301	Meritech Capital Affiliates II, L.P. Attn: Paul Madera Meritech Capital Partners 245 Lytton Ave., Suite 350 Palo Alto, CA 94301
Meritech Capital Partners II, L.P. Attn: Paul Madera Meritech Capital Partners 245 Lytton Ave., Suite 350 Palo Alto, CA 94301	MESBIC Ventures, Inc. 2435 North Central Expressway, Suite 200 Richardson, TX 75080
Michael A. Sheldon & Nancy B. Sheldon Family Trust [intentionally omitted]	Michael R. Posehn Trust, 12/17/08 [intentionally omitted]
Cynthia M. Van Horne Trust, 4/9/09 [intentionally omitted]	Michael J. Sandifer Trust P.O. Box 156 Upperville, VA 20185
Montbrook Limited P.O. Box 472 St. Peters Hoe, Le Bordage St. Peter Port, Guernsey GY1 6AX UNITED KINGDOM	Morgenthaler Partners VII, L.P. 2710 Sand Hill Road, Suite 100 Menlo Park, CA 94025
Motorola, Inc. c/o Jennifer Hipelius 1303 E. Algonquin Road Schaumburg, IL 60196	National Technology Enterprises Company Attn: Izzat Abou Amarah P.O. Box 2294 Safat 13023 KUWAIT
New Enterprise Associates 10, L.P. Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025	New Enterprise Associates 8A, L.P. Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025
New Enterprise Associates 9, Limited Partnership Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025	New Enterprise Associates VIII LP Attn: Richard Kramlich 2490 Sand Hill Road Menlo Park, CA 94025

24

Noor Financial Investment Company c/o Al-Sarraf & Al-Ruwayeh (In association with Stephenson Harwood) P.O. Box 1448 Safat 13015 KUWAIT	Northern Rivers Silicon Valley Access Fund, LP P.O. Box 66, Royal Bank Plaza Toronto MSJ 2J2 CANADA
Northport Investments LLC One Northfield Plaza, Suite 225 Northfield, IL 60093	Northport XX Late Stage Private Equity LLC One Northfield Plaza, Suite 225 Northfield, IL 60093
Northwestern University Attn: Investment Department 1800 Sherman Ave., Suite 400 Evanston, IL 60201	Open Field Capital Retirement Benefit Scheme – Robert Griffin P.O. Box 646, Havelet Hoe 181 South Esplanade St. Peter Port, Guernsey GY1 3JS UNITED KINGDOM
Orion VC I, LLC 50 Francisco Street, Suite 203 San Francisco, CA 94133	Pacesetter SBIC Fund Attn: Rahul Vaid 2435 N. Central Expressway, Suite 200 Richardson, TX 75080
Pasha Capital Management, Ltd. Attn: Larry Pan 2146 Paseo del Oro San Jose, CA 95124	Brian Eliot Peierls [intentionally omitted]
E. Jeffrey Peierls [intentionally omitted]	The Peierls Foundation Inc. c/o U.S. Trust Co Attn: E. Jeffrey Peierls [intentionally omitted]
U.D. Ethel F. Peierls Charitable Lead Trust Attn: E. Jeffrey Peierls [intentionally omitted]	U.D. J.N. Peierls for B.E. Peierls Attn: E. Jeffrey Peierls [intentionally omitted]
U.D. J.N. Peierls for E.J. Peierls Attn: E. Jeffrey Peierls [intentionally omitted]	Philip Simon and Donald L. Lucas, Trustees of the David Ferris Ellison Trust dtd 12/7/1983 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas

25

Philip Simon and Donald L. Lucas, Trustees of the Margaret Elizabeth Ellison Trust dtd 2/7/86 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attn: Donald L. Lucas	Private Opportunities Fund, L.P. c/o Pantheon Ventures Inc. Attn: Lily Wong, General Counsel 600 Montgomery Street, 23rd Floor San Francisco, CA 94111
Randolph Associates 200 East Randolph Drive Chicago, IL 60601	Richard A. Forsythe Revocable Trust, dated 1-22-85 400 Central Avenue, Suite 306 Northfield, IL 60039
Richard Petit Trust Attn: Richard Petit c/o Morgan Stanley 555 California Street, Suite 1400 San Francisco, CA 94104	Debra D.L. and Paul A. Richied [intentionally omitted]
Robert S. Colman Trust u/d/t 3/13/85 [intentionally omitted]	Robert E. Dods 1994 Revocable Trust [intentionally omitted]
RWI Group III, L.P. Attn: William R. Baumel 2440 Sand Hill Road, Suite 100 Menlo Park, CA 94025	Saint Paul Teachers’ Retirement Fund Association Attn: Philip Kapler 1619 Dayton Ave., Room 309 Saint Paul, MN 55104-6206
Saints Capital V, L.P. Attn: Ken Sawyer 475 Sansome Street, Suite 1850 San Francisco, CA 94111	Sand Hill Financial Company 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attention: Donald L. Lucas
Michael J. Sandifer P.O. Box 156 Upperville, VA 20185	Timothy P. Savageaux [intentionally omitted]
J. Brian Schaer [intentionally omitted]	Second City Capital Partners I, Limited Partnership 1075 West Georgia Street, Suite 2600 Vancouver BC V6E 3C9 CANADA
Rakesh Sharma [intentionally omitted]	Sheldon Family Trust 8-31-88 [intentionally omitted]

26

Shengtung Venture Capital Corp. Attn: Philip Chuang 10F, 261, Sung-Chiang Rd., Taipei TAIWAN R.O.C.	Peter Shidler [intentionally omitted]
Douglas Smith [intentionally omitted]	St. Francis High School Edge Fund c/o Kevin Makley 1885 Miramonte Avenue Mountain View, CA 94040
St. Francis High School Growth Fund c/o Kevin Makley 1885 Miramonte Avenue Mountain View, CA 94040	James Stableford [intentionally omitted]
Dan Steimle [intentionally omitted]	Steven R. Bragonier and Shirley L. Bragonier 1995 Inter Vivos Trust [intentionally omitted]
Tako Ventures LLC c/o Philip Simon Howson & Simon 101 Ygnacio Valley Road, Suite 310 Walnut Creek, CA 94596	Henry W. and Anna J. Taylor [intentionally omitted]
Teton Capital Company 3000 Sand Hill Road, Suite 3-210 Menlo Park, CA 94025 Attention: Donald L. Lucas	The Altar Rock Private Portfolio L.P. c/o Raptor Capital Management LP Attn: General Counsel 50 Rowes Wharf, 6th Floor Boston, MA 02110
The Anne W. Baker Revocable Trust UA 3/19/98, Anne W. Baker Trustee [intentionally omitted]	The Anschutz Corp. Attn: Scott T. Carpenter 555 17th Street, Suite 2400 Denver, CO 80202
The Board of Trustees of the Leland Stanford Junior University (DAPER I) Attn: Martina S. Poquet 2770 Sand Hill Road Menlo Park, CA 94025	The Christopher W. and Melissa J. Smith Baker Family Trust Attn: Christopher Baker [intentionally omitted]

27

The John Sheldon & Jill Sheldon Family Trust dated May 1, 2002 Attn: John Sheldon 240 Las Entradas Drive Montecito, CA 93108	The Raptor Private Portfolio L.P. c/o Raptor Capital Management LP Attn: General Counsel 50 Rowes Wharf, 6th Floor Boston, MA 02110
Tomasetta Family Partnership, LP [intentionally omitted]	Toronto Angel Group Force 10 Holdings LP Attn: Greg Edwards 12 Moorehill Drive Toronto, Ontario M4G 1G1 CANADA
Tudor Ventures II, L.P. c/o Tudor Investments 50 Rowes Wharf, 5th Floor Boston, MA 02110	UMC Capital Corporation 488 DeGuigne Drive Sunnyvale, CA 94085
2180 Associates Fund VI, L.P. Attn: Michael Maher US Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025	U.S. Venture Partners VI, L.P. Attn: Michael Maher US Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025
USVP Entrepreneur Partners VI, L.P. Attn: Michael Maher US Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025	USVP VI Affiliates Fund, L.P. Attn: Michael Maher UA Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025
Van Wagoner Capital Partners, L.P. Attn: Garrett Van Wagoner Van Wagoner Capital Management 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111	Van Wagoner Crossover Fund, LP Attn: Garrett Van Wagoner Van Wagoner Capital Management 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111
Vishal Verma [intentionally omitted]	Vertex Asia Growth Ltd. c.o Vertex Managmeent Ptd Ltd. Attn: CK Tan 250 North Bridge Road, Unit 05-01 Raffles City Tower SINGAPORE 179101

28

Vestal Venture Capital [intentionally omitted]	Vision Venture Capital Corporation 6F, No. 106, Ho-Ping East Road, Section 2 Taipei 106 TAIWAN
John W. Webley [intentionally omitted]	Webley Family Trust [intentionally omitted]
The Elizabeth A. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]	The John E.A. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]
The Milan L. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]	The Sarah A. Webley Irrevocable Trust dtd October 30, 2001 [intentionally omitted]
Marc Weiss [intentionally omitted]	White Family Trust Basin Street Properties 201 First Street, Suite 100 Petaluma, CA 94952
Matthew T. White Basin Street Properties 201 First Street, Suite 100 Petaluma, CA 94952	Matthew T. White and Melissa White Basin Street Properties 201 First Street, Suite 100 Petaluma, CA 94952
Worldview III Carrier Fund, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Worldview Strategic Partners III , L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404
Worldview Strategic Partners IV, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Worldview Technology International III, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404
Worldview Technology International IV, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Worldview Technology Partners III, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404

29

Worldview Technology Partners IV, L.P. Attn: Tim Weingarten 2207 Bridgepoint Parkway, Suite 100 San Mateo, CA 94404	Jung-Kung Yang [intentionally omitted]
Bert L. Zaccaria [intentionally omitted]	Zainer Rinehart Clarke Profit Sharing Plan FBO Timothy Zainer and Richard Clarke Timothy Zainer Trustee 3510 Unocal Place, Suite 350 Santa Rosa, CA 95403

30